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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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☐	Definitive Proxy Statement
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Apex Silver Mines Limited
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APEX SILVER MINES LIMITED
Walker House
Mary Street
George Town, Grand Cayman
Cayman Islands, British West Indies

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held June 2, 2005

To Our Shareholders:

        Notice is hereby given that the annual meeting of shareholders of Apex Silver Mines Limited will be held in the La Maisonnette I Room at the St. Regis Hotel Two East 55th Street at Fifth Avenue, New York, New York, 10022 on Thursday, June 2, 2005 at 4:00 p.m., New York City Time, for the following purposes:

  1.
  To elect three (3) directors to hold office until the 2008 annual meeting of shareholders or until their successors are elected;

  2.
  To consider and vote upon an ordinary resolution to increase our authorized capital from U.S.$750,000 divided into 75,000,000 shares to U.S.$1,750,000 divided into 175,000,000 ordinary shares, par value $0.01;

  3.
  To consider and vote upon an ordinary resolution to increase our authorized capital by U.S.$250,000 divided into 25,000,000 preference shares, par value $0.01, with such rights and preferences as may be determined from time to time by the Board of Directors;

  4.
  To consider and vote upon a special resolution to approve an amendment to Article 18 of the Articles of Association;

  5.
  To consider and vote upon a special resolution to approve the amended and restated Memorandum and Articles of Association;

  6.
  To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the current fiscal year; and

  7.
  To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

        Our board of directors has fixed the close of business on April 21, 2005 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting or any adjournments or postponements thereof.

        Our annual report to shareholders for the fiscal year ended December 31, 2004, including financial statements, is being mailed with this proxy statement to all of our shareholders, and your board of directors urges you to read it.

                      By order of the Board of Directors

April 29, 2005

TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING OF SHAREHOLDERS, PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE, WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY SO DESIRE.

APEX SILVER MINES LIMITED
Walker House
Mary Street
George Town, Grand Cayman
Cayman Islands, British West Indies

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

June 2, 2005

        This Proxy Statement is furnished to the shareholders of Apex Silver Mines Limited ("Apex Silver" or "we") in connection with the solicitation of proxies by the board of directors of Apex Silver to be voted at the annual meeting of shareholders on June 2, 2005, or at any postponements or adjournments of the annual meeting. Our annual meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are first being mailed to our shareholders on or about April 29, 2005.

        Only holders of our ordinary shares, par value $0.01 per share, at the close of business on April 21, 2005, the record date, are entitled to notice of and to vote at the annual meeting. On the record date, 47,704,747 ordinary shares were issued, outstanding and entitled to vote. Each ordinary share outstanding on the record date is entitled to one vote. The holders of a majority of our ordinary shares issued and outstanding and entitled to vote at the annual meeting, present in person or by proxy, constitute a quorum.

        If a shareholder abstains from voting on any matter, we intend to count the abstention as present for purposes of determining whether a quorum is present at the annual meeting for the transaction of business. Additionally, we intend to count broker "non-votes" as present for purposes of determining the presence or absence of a quorum for the transaction of business. A non-vote occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

        Abstentions will be treated as a vote against that proposal, but non-votes will not be tabulated for purposes of determining whether a proposal has been approved. Except in the case of non-votes, if a proxy is submitted without designating "For," "Against," or "Abstain" for any proposal, the ordinary shares represented by such proxy will be voted FOR such proposal.

        Any proxy may be revoked at any time before it is voted by written notice to the Chairman, by receipt of a proxy properly signed and dated subsequent to an earlier proxy, or by revocation of a written proxy by request in person at the annual meeting.

        The cost of this proxy solicitation will be borne by Apex Silver. In addition to solicitation by mail, our officers, directors and employees may solicit proxies by telephone, telegraph or in person. We will also request banks and brokers to solicit their customers who have a beneficial interest in our ordinary shares registered in the names of nominees, and we will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. In addition, we have engaged D.F. King & Co., Inc. to assist in our proxy solicitation. We anticipate the cost of these services will be approximately $10,000, plus out-of-pocket expenses.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table includes information as of April 7, 2005, except as otherwise indicated, concerning the beneficial ownership of the ordinary shares by:

  •
  each person known by us to beneficially hold five percent or more of our outstanding ordinary shares,

  •
  each of our directors,

  •
  each of our executive officers, and

  •
  all of our executive officers and directors as a group.

        We have three executive officers, a chief executive officer, a chief operating officer and a chief financial officer. We have also entered into a management services agreement pursuant to which we have engaged Apex Silver Mines Corporation ("Apex Corporation"), our wholly owned subsidiary, to provide a broad range of corporate management and advisory services. All information is taken from or based upon ownership filings made by such persons with the Securities and Exchange Commission or upon information provided by such persons to us. Except as otherwise noted, we believe that all of the persons and groups shown below have sole voting and investment power with respect to the ordinary shares indicated. As of April 7, 2005, 47,704,747 of our ordinary shares were issued and outstanding.

	Beneficial Ownership
Directors, Executive Officers and 5% Shareholders of our Company(1)
	Number	Percentage
FMR Corp.(2)	6,832,781	14.3%
Moore Macro Fund, L.P./Moore Emerging Markets Fund Ltd.(3)	5,734,266	12.0%
Wellington Management Company LLP(4)	5,444,000	11.4%
Strong Capital Management, Inc.(5)	3,503,505	7.3%
George Soros(6)	3,457,823	7.3%
Royce & Associates(7)	2,517,000	5.3%
Jeffrey G. Clevenger(8)	40,000	*
Harry M. Conger(9)	56,065	*
Charles L. Hansard(9)	25,186	*
Ove Hoegh(9)	57,190	*
Keith R. Hulley(8)(9)	159,737	*
Kevin R. Morano(9)	44,793	*
Terry M. Palmer(9)	3,838	*
Charles B. Smith(9)	38,549	*
Paul Soros(9)(10)	491,079	1.0%
Alan R. Edwards(8)	28,000	*
Mark A. Lettes(8)(9)	57,451	*
Directors and executive officers as a group (11 persons)(11)	1,001,888	2.1%

*
The percentage of ordinary shares beneficially owned is less than 1%.

(1)
The address of these persons, unless otherwise noted, is c/o Apex Silver Mines Corporation, 1700 Lincoln Street, Suite 3050, Denver, CO 80203.

(2)
The address of FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109. Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, is the beneficial owner of 5,962,081 of our shares, including 69,881 ordinary shares which may be issued upon conversion of $2,000,000 principal amount of our 2.875% Convertible Senior Subordinated Notes due 2024. Fidelity Management Trust Company, a

  wholly-owned subsidiary of FMR Corp. and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 870,700 of our shares.

(3)
The address of Moore Macro Fund, L.P. and Moore Emerging Markets Fund Ltd. is c/o Moore Capital Management, LLC, 1251 Avenue of the Americas, 53rd Floor, New York, New York 10020. Moore Capital Management, LLC, a New York limited liability company, serves as the discretionary investment manger of each of Moore Macro Fund, L.P., a Bahamian limited partnership, and Moore Emerging Markets Fund Ltd., a Bahamian corporation, and, in such capacity, may be deemed the beneficial owner of the portfolio assets held for the accounts of each of Moore Macro Fund, L.P. and Moore Emerging Markets Fund Ltd. Mr. Louis M. Bacon serves as Chairman, Chief Executive Officer and director of Moore Capital Management, LLC As a result, Mr. Bacon may be deemed to be the indirect beneficial owner of the aggregate 5,734,266 of our shares held for the accounts of Moore Macro Fund, L.P. and Moore Emerging Markets Fund Ltd.

(4)
The address of Wellington Capital Management Company LLP ("WMC") is 75 State St., Boston, Massachusetts 02109. WMC is a registered investment advisor and all of the shares are owned of record by clients of WMC, including 2,490,100 shares beneficially owned by The Hartford Capital Appreciation HLS Fund.

(5)
The address of Strong Capital Management, Inc. is 100 Heritage Reserve, Menomonee Falls, Wisconsin 53051. Strong Capital Management, Inc. is a registered investment advisor. Strong Advisor Small Cap Value Fund owns 2,477,000 ordinary shares and 1,026,505 ordinary shares are held by other accounts for which Strong Capital Management, Inc. acts as the investment advisor. A wholly owned subsidiary of Wells Fargo & Company acquired Strong Capital Management, Inc. in a merger effective January 2005.

(6)
The business address of Mr. George Soros is 888 7th Avenue, 33rd Floor, New York, New York 10106. Mr. George Soros may be deemed the beneficial owner of 3,457,823 ordinary shares. This number includes (i) 2,358,221 ordinary shares held for the account of Quantum Industrial Partners LDC ("QIP"), an exempted limited duration company formed under the laws of the Cayman Islands, (ii) 707,466 of ordinary shares held for the account of Geosor Corporation, a corporation formed under the laws of the State of New York ("Geosor") and (iii) 392,136 ordinary shares held for the account of EMOF LLC, a limited liability company formed under the laws of the State of Delaware ("EMOF"). QIH Management Investor, L.P. ("QIHMI"), an investment advisory firm organized as a Delaware limited partnership, is a minority shareholder of, and is vested with investment discretion with respect to, portfolio assets held for the account of QIP. The sole general partner of QIHMI is QIH Management LLC ("QIH Management"), a limited liability company formed under the laws of the State of Delaware. Soros Fund Management LLC ("SFM LLC"), a limited liability company formed under the laws of the State of Delaware, is the sole managing member of QIH Management. Mr. George Soros is the chairman of SFM LLC, and in this capacity may be deemed the beneficial owner of shares held for the account of QIP. Geosor is wholly owned by Mr. George Soros. EMOF Manager LLC ("EMOF Manager"), a Delaware limited liability company, is the manager of EMOF and is vested with investment discretion with respect to portfolio assets held for the account of EMOF. Mr. George Soros is the Principal Executive Officer of EMOF Manager, and in this capacity may be deemed the beneficial owner of shares held for the account of EMOF.

(7)
The address of Royce & Associates, LLC is 1414 Avenue of the Americas, New York, New York 10019. Royce & Associates, LLC is a registered investment advisor.

(8)
Amounts shown include restricted ordinary shares issued pursuant to our 2004 Equity Incentive Plan or our previous Employees' Share Option Plan: 40,000 shares for Mr. Clevenger; 38,737 shares for Mr. Hulley; 28,000 shares for Mr. Edwards; and 6,151 shares for Mr. Lettes.

(9)
Amounts shown include ordinary shares subject to options exercisable within 60 days: 54,065 ordinary shares for Mr. Conger; 25,186 ordinary shares for Mr. Hansard; 57,190 ordinary shares for Mr. Hoegh; 121,000 ordinary shares for Mr. Hulley; 41,793 ordinary shares for Mr. Morano; 3,838 shares for Mr. Palmer; 38,549 ordinary shares for Mr. Smith; 57,190 ordinary shares for Mr. Soros; and 51,300 ordinary shares for Mr. Lettes.

(10)
Mr. Paul Soros is the registered owner of 239,119 ordinary shares. Mr. Paul Soros owns 100 percent of VDM, Inc., which is the registered owner of 194,700 ordinary shares.

(11)
Includes options to purchase 450,111 shares exercisable within 60 days.

CORPORATE GOVERNANCE

Meetings and Committees of the Board of Directors

        The board of directors met seven times during fiscal year 2004.

        Audit Committee.    We have a standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee held seven meetings during 2004, and is currently comprised of Messrs. Hoegh, Palmer and Smith. Each of the members of the Audit Committee is independent and financially sophisticated as defined by American Stock Exchange listing standards. The Audit Committee reviews our financial reporting process, system of internal controls, audit process, process for monitoring compliance with applicable law and our code of conduct. The Audit Committee also is responsible for the engagement of, and evaluates the performance of, our independent accountants.

        The board of directors has adopted a written charter for the Audit Committee. The charter may be viewed on Apex Silver's website at www.apexsilver.com. To view the charter, click on "About Apex Silver" on the left side of the page and then click on "Corporate Governance."

        The board of directors has determined that Mr. Palmer qualifies as an "Audit Committee Financial Expert" as that term is defined in rules promulgated by the Securities and Exchange Commission.

        Compensation Committee.    The Compensation Committee held two meetings during 2004, and is currently comprised of Messrs. Conger and Soros. Each member of the Compensation Committee is independent as defined by American Stock Exchange listing standards. The principal responsibilities of the Compensation Committee are to establish policies and periodically determine matters involving executive compensation, recommend changes in employee benefit programs, grant or recommend the grant of stock options and stock awards under our 2004 Equity Incentive Plan, administer the Non-Employee Directors' Share Plan and provide counsel regarding key personnel selection.

        The board of directors has adopted a charter for the Compensation Committee, a copy of which is available on Apex Silver's website at www.apexsilver.com. To view the charter, click on "About Apex Silver" on the left side of the page and then click on "Corporate Governance."

        Finance Committee.    The Finance Committee, which met once during 2004, is currently comprised of Messrs. Hansard, Morano and Soros. The Finance Committee is authorized to identify and evaluate various opportunities and alternatives for financing our operations.

        Project Development Committee.    The Project Development Committee, which met two times during 2004, is currently comprised of Messrs. Conger, Hulley, Morano, Smith and Soros. The Project Development Committee reviews and approves major development plans and progress and provides guidance to management on these matters.

        Nominating Committee.    The Nominating Committee, which met two times during 2004, is currently comprised of Messrs. Conger, Hoegh, Morano, Palmer and Smith. Each member of the nominating committee is independent as defined by the American Stock Exchange listing standards. The Nominating Committee is responsible for selecting and evaluating prospective board of director nominees and reviewing all matters pertaining to fees and retainers paid to directors for service on the board of directors or a board committee.

        The board of directors has adopted a charter for the Nominating Committee, a copy of which is available on Apex Silver's website at www.apexsilver.com. To view the charter, click on "About Apex Silver" on the left side of the page and then click on "Corporate Governance."

        The Nominating Committee will receive, review and evaluate director candidates recommended by shareholders. The Committee has adopted written procedures to be followed by shareholders in submitting such recommendations. Candidates proposed by shareholders will be evaluated by the Committee in the same manner as candidates which are not proposed by shareholders. While shareholders may propose director nominees at any time, we must receive the required notice (described below) on or before the date set forth in the prior year's annual proxy statement under the heading "Shareholder Proposals" in order to be considered by the Committee in connection with our next annual meeting of shareholders (typically held in May or June of each year).

        Shareholders wishing to recommend a director candidate to serve on the board may do so by providing advance written notice to the Chairman of the Nominating Committee which identifies the candidate and includes certain information regarding the nominating shareholder and the candidate. A description of the required notice is available on our website at www.apexsilver.com. To view the procedures regarding shareholder nomination of directors, click on "About Apex Silver" on the left side of the page and then click on "Corporate Governance."

        A nominee for director should be a person of integrity and be committed to devoting the time and attention necessary to fulfill his or her duties to Apex Silver. The Nominating Committee will evaluate the independence of directors and potential directors, as well as his or her business experience, or specialized skills or experience. Diversity of background and experience, including diversity of race, ethnicity, international background, gender and age, are also important factors in evaluating candidates for board membership. The Committee will also consider issues involving possible conflicts of interest of directors or potential directors.

Communication with Security Holders

        We have established a process for security holders to communicate with the board of directors. Security holders wishing to communicate with the board of directors of Apex should send an email, write or telephone Igor Levental, Vice President of Investor Relations and Corporate Development, at:

    Igor Levental
    Apex Silver Mines Corporation
    1700 Lincoln Street
    Suite 3050
    Denver, CO 80203
    Telephone: (303) 839-5060
    Facsimile: (303) 839-5907
    igor.levental@apexsilver.com

        All such communication must state the type and amount of Company securities held by the security holder and must clearly state that the communication is intended to be shared with the board of directors, or if applicable, with a specific committee of the board. Mr. Levental will forward all such communication to the members of the board or specific board committee.

Director Attendance at the Annual Meeting

        All members of the board of directors are encouraged, but not required, to attend the annual meeting of shareholders. Seven directors attended last year's annual meeting of shareholders.

Code of Ethics

        Apex Silver has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller or those performing similar functions. We have also adopted a code of business conduct which applies to all directors and employees. A copy of the code of ethics and the code of business conduct are available on Apex Silver's website at www.apexsilver.com. To view, click on "About Apex Silver" on the left side of the page and then click on "Corporate Governance."

Director Compensation

        Our non-employee director compensation program consists of two principal components: share options and cash payments. The Non-Employee Directors' Share Plan provides for the automatic grant of (i) a fully vested and exercisable option to purchase a number of ordinary shares equal to $50,000 divided by the closing price of the ordinary shares on the American Stock Exchange on the date of the grant to each non-employee director at the effective date of his or her initial election to the board of directors, (ii) a fully vested and exercisable option to purchase the number of ordinary shares equal to $50,000 divided by the closing price of the ordinary shares on the American Stock Exchange on the date of the grant at the close of business of each annual meeting of the shareholders, and (iii) at the close of business of each meeting of the board of directors, a fully vested and exercisable option valued at $3,000 calculated using the Black-Scholes option-pricing model to purchase ordinary shares with an exercise price equal to the closing price of the ordinary shares on the American Stock Exchange on such date, without regard to whether the non-employee director attends the meeting. During 2004, pursuant to the Non-Employee Directors' Share Plan, non-employee directors received as standard compensation the following options to purchase our ordinary shares:

Date of 2004 Grant	Number of Shares	Exercise Price
January 23	411	$21.41
February 27	400	$21.83
March 11	406	$21.50
May 27	3,251	$18.65
September 30	466	$21.70
October 7	472	$21.00
December 9	595	$16.68

        In addition, non-employee directors are paid $600 for attendance at board meetings and $500 for attendance at board committee meetings. We also reimburse our directors for all reasonable out-of-pocket costs incurred by them in connection with their services to us.

        Mr. Hansard performs consulting services for Moore Capital Management, LLC. One or more investment portfolios managed by Moore Capital or its affiliates are shareholders of Apex Silver. For these consulting services and for time spent attending meetings of our board of directors, Moore Capital compensates Kingsfort Ltd., of which Mr. Hansard is an employee, 45,000 Great British Pounds per annum, and directly compensates Mr. Hansard 20,000 Great British Pounds per annum. Amounts paid by Moore Capital directly or indirectly to Mr. Hansard for attending our board meetings totaled approximately $121,000 for 2004. Mr. Hansard may assign to Moore Capital's clients, who are shareholders of Apex Silver, ordinary shares he receives on the exercise of options granted to him as director compensation.

Executive Compensation and Other Information

        The following table sets forth certain information for the years indicated with respect to the compensation of those individuals who served as our executive officers during 2004. As of December 31, 2004, we had three executive officers: our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer.

Summary Compensation Table

Long-Term Compensation
Annual Compensation
				Restricted Security Awards ($)(1)	Awards Securities Underlying Options(#)
Name and Principal Position	Year	Salary ($)	Bonus ($)			All Other Compensation ($)(2)
Thomas S. Kaplan Chairman(3)(4)	2004 2003 2002	— — —	— — —	2,502,000 138,394 177,686	139,543 235,000 252,000	— — —
Keith R. Hulley Chief Executive Officer/Executive Chairman(5)	2004 2003 2002	353,053 309,989 279,989	299,520 — —	— 161,194 139,995	100,000 100,000 50,000	10,162 9,662 6,310
Jeffrey G. Clevenger Chief Executive Officer(6)	2004	93,271	123,800	842,000	100,000	23,434
Alan R. Edwards Chief Operating Officer(7)	2004	159,195	174,800	474,320	50,000	114,202
Mark A. Lettes Chief Financial Officer(8)	2004 2003 2002	213,796 196,477 191,685	111,100 6,882 7,667	41,700 61,885 69,007	10,000 25,000 25,000	5,338 5,867 5,500

(1)
Other than the 2004 awards to Messrs. Kaplan, Clevenger and Edwards described in footnotes (4), (6) and (7), respectively, restricted ordinary shares vest on the second anniversary of the grant date. All restricted share awards are eligible to receive dividends. We have never paid any dividends on our ordinary shares and do not expect to do so in the foreseeable future.

(2)
Amounts shown as all other compensation include $23,156 and $105,287 of moving costs reimbursed to Mr. Clevenger and Mr. Edwards, respectively. The remaining amounts shown as all other compensation primarily represent employer contributions to the Apex Corporation 401(k) plan.

(3)
Mr. Kaplan served as an employee and Chairman of the Board until September 30, 2004. The number of shares underlying options granted to Mr. Kaplan as 2004 compensation includes (i) options to acquire 138,476 ordinary shares granted on December 10, 2003, which were granted in lieu of Mr. Kaplan's 2004 salary, and (ii) options to acquire 595 and 472 ordinary shares granted on December 9, 2004 and October 7, 2004, respectively, under the Non-Employee Directors' Share Plan.

(4)
On December 9, 2004, Mr. Kaplan was awarded 150,000 restricted ordinary shares under the 2004 Equity Incentive Plan, which vested on January 3, 2005.

(5)
Mr. Hulley served as the President and Chief Executive Officer until October 11, 2004. Since September 30, 2004, Mr. Hulley has served as the Executive Chairman of the Board. Mr. Hulley's bonuses for 2004, 2003, and 2002 included 0, 9,510, and 9,915 restricted ordinary shares, respectively. As of December 31, 2004, Mr. Hulley held 38,737 restricted ordinary shares valued at $665,501 based on the closing price of our ordinary shares on December 31, 2004 of $17.18.

(6)
Since October 11, 2004, Mr. Clevenger has served as President and Chief Executive Officer of Apex Silver. On October 11, 2004, Mr. Clevenger was awarded 40,000 restricted ordinary shares under the 2004 Equity Incentive Plan. The award vests as follows: 10% on the first anniversary of the grant, 15% on the second anniversary, 25% on the third anniversary, and 50% on the fourth anniversary. As of December 31, 2004, Mr. Clevenger held 40,000 restricted ordinary shares valued at $687,200. Mr. Clevenger's cash bonus for 2004 included $50,000 which was paid for a signing bonus.

(7)
Since June 14, 2004, Mr. Edwards has served as Chief Operating Officer of Apex Silver. On June 21, 2004, Mr. Edwards was awarded 28,000 restricted ordinary shares under the 2004 Equity Incentive Plan. The award vests as follows: 10% on the first anniversary of the grant, 15% on the second anniversary, 25% on the third anniversary, and 50% on the fourth anniversary. As of December 31, 2004, Mr. Edwards held 28,000 restricted ordinary shares valued at $481,040. Mr. Edwards' cash bonus for 2004 included $50,000 which was paid for a signing bonus.

(8)
Mr. Lettes' bonuses for 2004, 2003, and 2002 included 2,500, 3,651 and 4,887 restricted ordinary shares. As of December 31, 2004, Mr. Lettes held 6,151 restricted ordinary shares valued at $105,674.

Share Option Grants

        The following table contains further information concerning the share option grants made to our executive officers during the fiscal year ended December 31, 2004. In the event of a change of control (as defined in the 2004 Equity Incentive Plan), all unexercised options are immediately exercisable in full. The percentage of total options granted to employees is based on 399,000 options granted to employees in 2004 pursuant to the 2004 Equity Incentive Plan.

        Amounts shown as potential realizable values are based on compounded annual rates of share price appreciation of five and ten percent over the 10-year term of the options, as mandated by rules of the Securities and Exchange Commission, and are not indicative of expected share price performance. Actual gains, if any, on share option exercises are dependent on future performance of the overall market conditions, as well as the option holders' continued employment through the vesting period. The amounts reflected in this table may not necessarily be achieved or may be exceeded. The indicated amounts are net of the option exercise price but before taxes that may be payable upon exercise.

Option Grants in the Last Fiscal Year

	Number of Securities Underlying Options Granted (#)				Potential Realizable Value at Assumed Annual Rates of Share Price Appreciation for Option Term
		Percent of Total Options Granted to Employees In Fiscal Year	Individual Grants
Name			Exercise or Base Price ($/Sh)	Expiration Date
					5%($)	10%($)
Thomas S. Kaplan(1)	—	—	—	—	—	—
Keith R. Hulley(2)	100,000	25.1%	16.94	6/21/14	1,065,300	2,699,800
Jeffrey G. Clevenger(2)	100,000	25.1%	21.05	10/11/14	1,323,800	3,354,800
Alan Edwards(2)	50,000	12.5%	16.94	6/21/14	532,700	1,349,900
Mark A. Lettes(3)	10,000	2.5%	16.68	12/9/14	104,900	265,800

(1)
No amounts were granted to Mr. Kaplan during 2004 pursuant to the 2004 Equity Incentive Plan. Mr. Kaplan was awarded options to acquire 595 and 472 ordinary shares on December 9, 2004 and October 7, 2004, respectively, under the Non-Employee Directors' Share Plan.

(2)
Options vest ratably over three years, with the first tranche vesting one year from the date of grant.

(3)
Options vest ratably over four years, with the first tranche vesting one year from the date of grant.

Option Exercises and Holdings

        The following table sets forth information with respect to our executive officers concerning options exercised during the last fiscal year and the value of unexercised options as of December 31, 2004.

Option Exercises During 2004 and Value of Unexercised Options

			Number of Securities Underlying Unexercised Options At Fiscal Year-End(#)		Value of Unexercised In-the-Money Options at Fiscal Year-End($)
Name	Shares Acquired on Exercise(#)	Value Realized($)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas S. Kaplan	—	—	797,343	150,000	3,297,000	368,000
Keith R. Hulley	29,000	303,848	121,000	212,500	588,770	216,625
Jeffrey G. Clevenger	—	—	—	100,000	—	—
Alan Edwards	—	—	—	50,000	—	12,000
Mark A. Lettes	8,450	102,651	61,250	47,500	301,788	97,000

        The value of unexercised in the money options at fiscal year-end is computed based upon a price of $17.18 per ordinary share, the closing price on December 31, 2004 as quoted by the American Stock Exchange.

Report of the Compensation Committee of the Board of Directors

  Governance and Policy

        The Compensation Committee is appointed by the Board to establish, administer and evaluate the compensation philosophy, policies and plans for our non-employee directors and executive officers, to make recommendations to the Board regarding director and executive compensation and to review the performance and determine the compensation of our executive officers, based on criteria including the Company's performance and accomplishment of long-term strategic objectives.

        Apex Silver's executive compensation plans are designed to attract, motivate and retain executives critical to the Company's long-term success and the creation of shareholder value. Fundamentally, our philosophy is to link compensation with the achievement of individual and Company annual and long-term performance goals. Our compensation programs include a equity component, which is designed to encourage share ownership and align the interests of our executives with those of our shareholders.

        We believe that compensation decisions are complex and best made after a deliberate review of a number of factors, including Company performance, achievement of individual performance goals, the particular challenges faced by each executive, recommendations of management and the standards of our industry.

        Our executive compensation program consists of three principal components: base salary, awards under the 2004 Equity Incentive Plan and discretionary bonus awards. These components are described below.

          Base Salary.    Executive salaries were established initially at levels consistent with the median salaries of mining companies of similar size and growth prospects. The Compensation Committee considered the factors listed above, as well as increases in the cost of living as reported in various indices, in making the salary adjustments implemented in 2004.

          2004 Equity Incentive Plan.    In 2004, our shareholders approved the 2004 Equity Incentive Plan, under which we may grant incentive share options to employees. The Compensation Committee made share option grants in 2004 to executives that were consistent with our compensation philosophy of aligning the interests of executives with those of our shareholders and encouraging share ownership by executives. Specific grants in 2004 were determined in consideration of the factors listed above.

          Discretionary Bonus Awards.    For 2004, the Compensation Committee focused primarily on the Company's successful capital raising efforts, management's success in completion of the development plan and achieving other objectives for the development of the San Cristobal Project, successful additions to management and the contributions of specific executives in granting discretionary bonus awards. The same factors were considered in the decision to pay bonus awards in cash, rather than in restricted stock as in 2003.

  Compensation of the Chief Executive Officers

        Mr. Hulley, who had served as our Chief Executive Officer since 2002, resigned from that position effective October 11, 2004 and was replaced by Mr. Clevenger. Mr. Hulley's base salary for 2004 was $353,053. In increasing Mr. Hulley's salary from 2003, the Compensation Committee considered Mr. Hulley's contribution to the advancement of our development goals for the San Cristobal Project, and overall Company performance and reviewed the salaries of executives in similarly sized mining companies. In determining the cash bonus and options awarded to Mr. Hulley, the Committee considered the successful capital raising efforts in 2004, completion of the updated Development Plan for the Company's San Cristobal Project and the commencement of development, and his success in recruiting an exceptionally well-qualified Chief Executive Officer, Chief Operating Officer, and other operating management to build and operate San Cristobal and continue to grow the company.

        Mr. Clevenger's base salary for 2004 was $410,000, of which he received $93,271 after joining the Company on October 11. He received 40,000 shares of restricted stock and 100,000 options to acquire ordinary shares under the 2004 Equity Incentive Plan on the commencement of his service as our Chief Executive Officer. In determining Mr. Clevenger's base salary, the Compensation Committee reviewed Mr. Clevenger's extensive and varied experience in the mining industry, including his experience in South America with large mining investments and the construction and operations of large mines, the salaries of executives in similarly sized mining companies, and the various elements of Mr. Clevenger's total compensation package.

        Submitted by the Members of the Compensation Committee:

    Harry M. Conger, Chairman
    Paul Soros

Report of the Audit Committee of the Board of Directors

        In accordance with its written charter adopted by the board of directors, a copy of which has been filed with the Securities and Exchange Commission, the Audit Committee assists the board of directors in fulfilling its responsibility for oversight of the quality and integrity of our accounting, auditing and financial reporting practices. Each of the members of the Audit Committee is independent as defined by the American Stock Exchange listing standards.

        In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and us that might bear on the auditors' independence, consistent with Independence Standards Board Statement No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the auditors the quality and adequacy of our internal controls, responsibilities, budget and staffing. The Audit Committee reviewed with the auditors their audit plan, audit scope and identification of audit risks. The Audit Committee discussed with the auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

        The Audit Committee reviewed and discussed the Company's interim financial statements filed on Form 10-Q and the Company's audited financial statements for the fiscal year ended December 31, 2004 with management and the auditors. Management has the responsibility for the preparation of the Company's financial statements and the auditors have the responsibility for the examination of those statements.

        Based on the above-mentioned review and discussions with management and the auditors, the Audit Committee recommended to the board that the Company's audited financial statements for the period ended December 31, 2004 be included in its Annual Report on Form 10-K for filing with the Securities and Exchange Commission. The Audit Committee reappointed the auditors and the board concurred in their recommendation.

        Submitted by the Members of the Audit Committee:

    Terry M. Palmer, Chairman
    Ove Hoegh
    Charles B. Smith

Performance Graph

        The graph below compares the cumulative total shareholder return as of December 31, 2004 on $100 invested in our ordinary shares as of January 1, 1999, in the stocks comprising the Media General Silver Index, which includes only companies with silver mining investments, and in the stocks comprising the S&P 500 Index, assuming the reinvestment of all dividends.

Compensation Committee Interlocks and Insider Participation

        Neither Mr. Conger nor Mr. Soros, the members of the Compensation Committee in 2004, has ever been an officer or employee of Apex Silver or its subsidiaries. All relationships between these directors and Apex Silver and its subsidiaries required to be disclosed have been disclosed elsewhere in this proxy statement.

Employment Agreements and Change-in-Control Arrangements

        At the time we offered employment to Messrs. Hulley, Clevenger, Edwards and Lettes, we provided each executive officer with a letter indicating the terms of his employment with Apex Silver. All executives are employed on an at-will basis and may be terminated at any time. Under the terms of their offer letters, Messrs. Hulley, Clevenger, Edwards and Lettes each have agreed not to join a company whose primary business is the acquisition and development of silver mines for two years after termination of employment with us.

        We have also entered into change of control agreements with Messrs. Hulley, Clevenger, Edwards and Lettes. The agreements become effective upon a change of control as defined in the agreements. If we terminate an executive other than for cause, disability or death or the executive terminates his employment for good reason (as such terms are defined in the agreements), the executive will become entitled to a specific severance payment equal to three times, for Messrs. Hulley, Clevenger and Edwards, and two times, for Mr. Lettes, the sum of the executive's base salary plus 100 percent of the executive's target bonus amount (as defined in our incentive bonus plan) multiplied by the executive's annual base salary. The agreements provide that if any payments under the agreements would cause us to have paid an "excess parachute payment" as defined in Section 280G(b)(1) of the Internal Revenue Code, the payment will be reduced to the highest amount that will not cause us to have paid an excess parachute payment. In addition, if we terminate the executive other than for cause, disability or death or the executive terminates his employment for good reason, the executive shall be entitled, for a 36 month period for Messrs. Hulley, Clevenger and Edwards, and for a 24 month period for Mr. Lettes, to certain life, disability, accident, medical and dental insurance benefits.

        We have adopted a severance plan which provides benefits to employees who cease to be employed by us due to involuntary termination without cause. As defined in the plan, involuntary termination without cause includes job elimination or consolidation, closure of a work site, reorganization or merger or reduction in work force, and does not include disability, retirement or voluntary resignation. Messrs. Hulley, Clevenger, Edwards and Lettes are eligible to participate in the plan. Under the plan, unless otherwise agreed as described below, each executive would receive severance pay based on his years of continuous employment, with a minimum of 16 weeks of pay and a maximum of 52 weeks of pay, plus medical, dental, life insurance, outplacement and other benefits. If upon termination of an executive's employment he receives benefits under his change of control agreement, he would not receive benefits under the severance plan.

        Our 2004 Equity Incentive Plan, pursuant to which Messrs. Hulley, Clevenger, Edwards and Lettes hold options, provides that in the event of a change in control (as defined in the 2004 Equity Incentive Plan), all unvested options become exercisable in full.

Certain Transactions

        We made a $300,000 relocation advance to Alan Edwards, our Chief Operating Officer, in August 2004 pursuant to our relocation policy, which provides for a 90 day interest-free advance to an employee who completes the purchase of a residence in the new location prior to completing the sale of the employee's residence in the former location. The advance was fully repaid by Mr. Edwards in November 2004.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10 percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of ordinary shares and other equity securities and to furnish us with copies of such reports.

        The Form 4s for stock options granted on January 23, 2004 to each of Messrs. Conger, Hanna, Hansard, Hoegh, Kaplan, Morano, Smith and Soros were not filed until March 2, 2004. The Form 4 for stock and stock option awards to Mr. Edwards on June 21, 2004 was not filed until June 25, 2004 and the Form 4 for stock option awards to Mr. Hanna on September 30, 2004 was not filed until October 22, 2004.

Incorporation by Reference

        The reports of the Compensation and Audit Committees and the information under the heading "Performance Graph" shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or the Exchange Act of 1934, except to the extent we specifically incorporate this information by reference, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

Shareholder Proposals

        Shareholders may present proposals for shareholder action in our proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action and are not properly omitted by our action in accordance with the proxy rules. Shareholder proposals prepared in accordance with the proxy rules must be received by us on or before December 28, 2005 to be included in our proxy statement for the annual meeting of shareholders in 2006. In addition, in accordance with our Articles of Association, if a shareholder proposal is not received by us on or before April 2, 2006, it will not be considered or voted on at the annual meeting. Our Articles also contain other procedures to be followed for shareholder proposals for shareholder action, including the nomination of directors.

PROPOSAL NO. 1—ELECTION OF DIRECTORS

        Our Memorandum and Articles of Association establish a classified board of directors with three classes of directors. At each annual meeting of shareholders, the successors to the class of directors whose terms expire at that meeting are elected to serve as directors for a three year term. The board of directors has nominated for election at the annual meeting the three persons named below to serve until the 2008 annual meeting of shareholders or until their successors are elected, and each of the three persons named below has consented to being named as a nominee. Each nominee is currently a director of our company. In the event that any nominee becomes unavailable for reasons now unknown, shares represented by an executed proxy in the form enclosed will be voted for substitute or additional nominees proposed by the board of directors.

        The board of directors has determined that the following directors are independent as defined in the American Stock Exchange listing standards: Messrs. Conger, Hansard, Hoegh, Morano, Palmer, Smith, and Soros.

        The name and age of each nominee, his principal occupation for at least the past five years and other information is set forth below, based upon information furnished to us by the nominee.

Nominees For Election

Ove Hoegh, age 68, director since April 1997.

        A member of the board of directors from July 1966 until July 1997 of Leif Hoegh & Co. ASA, a family owned shipping business with more than $1 billion in assets, Mr. Hoegh has more than 30 years of experience in the international shipping industry. From 1970 to 1982, he served as Chief Operating Officer and Chief Executive Officer of Leif Hoegh & Co. ASA. Since 1982, he has served as the senior partner of Hoegh Invest A/S, a family investment company with a diversified portfolio of technology, oil and gas and real estate holdings. In addition, Mr. Hoegh served for eight years as a member of the board of directors and executive committee of Brown Boveri (Norway), and also has served on the shareholders' councils of Esso Norway, Den Norske Creditbank, and Det Norske Veritas. He also serves as a director of Egypt Gowth Investment Company, Ltd. Mr. Hoegh is a former member of the board of the Energy Policy Foundation of Norway, a former member of the steering committee of the International Maritime Industry Forum, and a former Vice Chairman of the executive committee of the Independent Tanker Owners' Association. He served for five years as a member of the Harvard Business School Visiting Committee. Mr. Hoegh is a graduate of the Royal Norwegian Naval Academy and holds a M.B.A. from Harvard University.

Keith R. Hulley, age 65, director since April 1997.

        Mr. Hulley was appointed Executive Chairman of the board of directors in September 2004. He served as our Chief Executive Officer from October 2002 until October 2004. A mining engineer with more than 40 years' experience, Mr. Hulley has served as President of Apex Corporation since 1998 and as an executive officer, including Chief Operating Officer, of Apex Corporation since its formation in October 1996. From early 1991 until he joined us, Mr. Hulley served as a member of the board of directors and the Director of Operations at Western Mining Holdings Limited Corporation, a publicly traded international nickel, gold and copper producer. At Western Mining, Mr. Hulley's responsibilities included supervising on a global basis strategic planning, mine production, concentrating, smelting, refining and sales. During this period, Western Mining produced on an annual basis approximately 90,000 tonnes of nickel, 700,000 ounces of gold, 80,000 tonnes of refined copper and 1,500 tonnes of uranium oxide. Mr. Hulley also supervised the development and operation of Western Mining's Mount Keith open-pit nickel mine, a A$450 million mining project. Prior to joining Western Mining, Mr. Hulley was the President and Chief Executive Officer of USMX Inc., a publicly traded precious metals exploration company. Mr. Hulley has also served as the President of the minerals division and

Senior Vice President for Operations of Atlas Corporation, where he was in charge of mining exploration, development and production. Previously he was Vice President of Mining and Development of the U.S. division of BP Minerals, Inc. Over the course of his career, Mr. Hulley has worked as a miner and shift supervisor in the gold mines of South Africa, as Mine Operation Superintendent of Kennecott Corporation's Bingham Canyon mine which processed 100,000 tonnes of ore per day, and as project manager of the early phase of the Ok Tedi exploration and development projects in Papua New Guinea. A member of the American Institute of Mining and Metallurgical Engineers, Mr. Hulley holds a B.S. in mining engineering from the University of Witwatersrand and an M.S. in mineral economics from Stanford University

  Paul Soros, age 78, director since March 1996.

        Principally involved in private investment activities during the past five years, Mr. Soros is a director of VDM, Inc. which is a shareholder of the Company. Mr. Soros is a member of the Investment Advisory Committee of Quantum Industrial which is a shareholder of the Company. Mr. Soros is the founder and former president of Soros Associates, an international engineering firm specializing in port development and offshore terminal and material handling projects for the mining industry and other basic industries. Soros Associates was involved in projects in more than 80 countries, acting on behalf of consortia including USX Corporation, The Broken Hill Proprietary Company Limited, Alcan Aluminum Limited and Aluminum Company of America, and was involved in projects in a majority of the largest mineral ports in the world. Mr. Soros has served on the Review Panel of the President's Office of Science and Technology and the U.S.-Japan Natural Resources Commission. He received the Outstanding Engineering Achievement Award of the National Society of Professional Engineers in 1989. Mr. Soros holds a Masters degree in mechanical engineering from the Polytechnic Institute of Brooklyn and is a licensed professional engineer in New York and numerous other states. In addition, he holds several patents in material handling and offshore technology, and is the author of over 100 technical articles.

Other Directors

        Information regarding the remaining members of the Board of Directors appears below.

Jeffrey G. Clevenger, age 55, director since October 2004.

        Mr. Clevenger was elected to serve as a director and as our President and Chief Executive Officer effective October 11, 2004. His term will expire in 2006. Mr. Clevenger served as Senior Vice President and Executive Vice President of Cyprus Amax Minerals Company from 1993 to 1998 and 1998 to 1999, respectively, and as President of Cyprus Climax Metals Company and its predecessor, Cyprus Copper Company, a large integrated producer of copper and molybdenum with operations in North and South America, from 1993 to 1999. Mr. Clevenger was retired and principally involved in private investment activities from 1999 to October 2004. He was Senior Vice President of Cyprus Copper Company from August 1992 to January 1993. From 1973 to 1992, Mr. Clevenger held various technical, management and executive positions at Phelps Dodge Corporation, including President and General Manager of Phelps Dodge Morenci, Inc.

Harry M. Conger, age 74, director since April 1997.

        Mr. Conger's term will expire in 2007. A leading figure in the international mining community, Mr. Conger has over 40 years of industry experience, rising from shift boss to Chairman and Chief Executive Officer of Homestake Mining Company, a New York Stock Exchange listed company. He served as the Chief Executive Officer of Homestake from 1978 until 1996 and also held the position of Chairman from 1982 until 1998. Over the course of his career, Mr. Conger has been involved in gold, silver, lead, zinc, uranium, sulfur, coal, iron ore and copper mining. He has been extensively involved in numerous major project developments, with both on-site and broader supervisory responsibility, including the $170 million expansion of an iron ore mine to 25 million tons of material mined per year, the $165 million greenfield development of a large 20 million tonne surface coal mine, and the $165 million development of a new gold mine with new technology. Mr. Conger is a former Chairman of the American Mining Congress and the World Gold Council and is a member of the National Academy of Engineering. He currently serves on the board of directors of ASA Bermuda Limited, a closed-end portfolio of gold stocks listed on the New York Stock Exchange. Mr. Conger retired in 2001 from the board of directors of Pacific Gas and Electric Company, a San Francisco based utility company.

Charles L. Hansard, age 56, director since June 2001.

        Mr. Hansard's term will expire in 2007. Mr. Hansard has more than 30 years of experience in the financial and investment industry, commencing his career with Anglo American Corporation in South Africa. He has held senior executive positions at Hambros Bank and Orion Royal Bank and co-founded IFM Ltd., one of the earliest hedge fund managers in Europe. Since 1996, Mr. Hansard has been a director of Moore Global Investments, Ltd., Moore Fixed Income Fund and Moore Emerging Markets Ltd. From 1996 to 1998, he served as a consultant to BBV Securities Limited on mineral resource project financing in the Latin America region. He also currently serves on the boards of directors of Deutsche Global Liquidity Fund Ltd., Sthenos Capital Limited and South African Resources plc. Mr. Hansard holds a B.B.S. from Trinity College Dublin.

Kevin R. Morano, age 51, director since February 2000.

        Mr. Morano's term will expire in 2006. Since August 2004, Mr. Morano has served as Senior Vice President for Marketing and Business Development of Lumenis Ltd. From March 2002 to August 2004, Mr. Morano served as Chief Financial Officer of Lumenis Ltd. He was Executive Vice President and Chief Financial Officer of Exide Technologies from May 2000 until October 2001. Mr. Morano served as President and Chief Operating Officer of ASARCO, Incorporated from April 1999 until its acquisition by Grupo de Mexico in December 1999. From January 1998 through April 1999, he served as Executive Vice President and Chief Financial Officer of ASARCO. In this capacity he was responsible for all financial functions of ASARCO and for the operations of its specialty chemical and aggregate businesses. From 1993 to January 1998, Mr. Morano served as Vice President and Chief Financial Officer of ASARCO. During this period, he was responsible for all financial functions of the company, including completing an $800 million financing program and initial public offering of ASARCO's Peruvian copper mining subsidiary. Mr. Morano held various positions at ASARCO from 1978 through 1992, including General Manager of the Ray complex, ASARCO's largest copper operation in Arizona, Treasurer and Director of Financial Planning. He was employed by Coopers & Lybrand from 1974 to 1978. Mr. Morano is also a director of Bear Creek Mining Corp. Mr. Morano is a certified public accountant and holds a B.A. in business administration from Drexel University and an M.B.A. from Rider University.

Terry M. Palmer, age 60, director since September 2004.

        Mr. Palmer was appointed as a director on September 30, 2004, to fill the vacancy left by the resignation on that date of David S. Hanna. Mr. Palmer's term will expire in 2006. Mr. Palmer spent 36 years at Ernst & Young LLP where he was a partner from 1979 until his retirement in October 2002. Since January 2003, he has been employed with the accounting firm of Marrs, Sevier & Company. Mr. Palmer is a director of Energy West, Incorporated.

Charles B. Smith, age 66, director since March 2000.

        Mr. Smith's term will expire in 2007. Mr. Smith is a mining executive with more than 35 years experience. He served as both a director and President of Manhattan Minerals Corp. from April to September 2002. Mr. Smith served as President and Chief Executive Officer of Southern Peru Copper Company, the world's seventh largest copper producer located in southern Peru, from March to December 1999. Mr. Smith left Southern Peru Copper following the acquisition of ASARCO, Incorporated, its principal shareholder, by Grupo Mexico, and was an independent consultant from April 2000 until April 2002. Mr. Smith served as Executive Vice President and Chief Operating Officer of Southern Peru Copper from March 1996 to March 1999, and as Vice President, Operations from November 1992 to March 1996. From 1974 to 1992, Mr. Smith served in various executive positions at Atlantic Richfield Company, including Vice President of U.S. Operations and Marketing of ARCO Coal Company and Vice President of Engineering and Research of Anaconda Minerals Company. Mr. Smith's other positions at Atlantic Richfield included Vice President of General Properties and various positions at Thunder Basin Coal Company, including mine manager and President. Previously, he served as Chief Engineer and General Mine Superintendent at Kaiser Steel Corporation's Eagle Mountain Mine in California and as Mine Supervisor at Inspiration Consolidated Copper's copper mine in Globe, Arizona. Mr. Smith holds a B.S. in mining engineering from the University of Arizona.

Recommendation and Required Vote

        The affirmative vote of the holders of a majority of the ordinary shares entitled to vote and represented in person or by proxy at the annual meeting is required for the election of directors. The Board of Directors unanimously recommends that the Company's shareholders vote FOR the election of Ove Hoegh, Keith R. Hulley and Paul Soros.

PROPOSAL NO. 2—PROPOSAL TO AMEND THE MEMORANDUM OF ASSOCIATION TO
INCREASE AUTHORIZED SHARE CAPITAL

Introduction

        Since our inception in 1997, our memorandum of association has provided an authorized share capital of U.S.$750,000 divided into 75,000,000 shares of nominal or par value of U.S.$0.01. At April 7, 2005, on a fully diluted basis, we had 64,261,381 ordinary shares outstanding or reserved for issuance. In addition to the 47,704,747 ordinary shares outstanding, a total of 2,287,285 ordinary shares may be issued upon exercise of existing stock options and an additional 1,940,000 ordinary shares have been reserved for future issuance under our 2004 Equity Incentive Plan and Non-Employee Director Share Plan. In addition, 450,000 ordinary shares have been reserved for issuance upon exercise of outstanding warrants and an additional 11,879,350 ordinary shares have been reserved and may be issued upon conversion of our 2.875% and 4.0% Senior Subordinated Convertible Notes due 2024.

        The board has determined that it is in the best interest of the shareholders to increase the authorized share capital to 175,000,000 ordinary shares with a par value of $0.01. The Board believes that it is desirable to have the additional authorized shares available for stock dividends or splits, future financing and acquisition transactions, strategic alliances, stock compensation, and other general corporate purposes. The additional ordinary shares would be available for issuance without further action by the shareholders and without the accompanying delay and expense involved in calling a special meeting of shareholders, except as may otherwise be required by law or the listing rules of the American Stock Exchange or other exchange or system on which all our shares are traded or quoted. The issuance of any additional ordinary shares may result in a dilution of the shareholders' current respective equity interests in the Company as well as a dilution in the voting power of the shareholders.

        Although, at present, we have no agreements, commitments or plans for the issuance of any ordinary shares other than as descsribed in the first paragraph above, the Board of Directors believes it is important that we are able to respond quickly to opportunities that may arise without incurring the additional time and expense of a special shareholders' meeting.

Proposed Amendment to the Memorandum of Association

        Our board or directors has approved, and proposes and recommends to shareholders that they adopt, the following ordinary resolution to increase authorized share capital:

        RESOLVED, that the authorized share capital of Apex Silver be increased:

  (a)
  from U.S.$750,000.00 divided into 75,000,000 shares of a nominal or par value of U.S.$0.01 each,

  (b)
  to U.S.$1,750,000.00 divided into 175,000,000 ordinary shares of a nominal or par value of U.S.$0.01.

Recommendation and Required Vote

        The affirmative vote of a majority of our ordinary shares entitled to vote and who do vote (in person or by proxy) at the meeting is required to approve the ordinary resolution. Our Board has unanimously approved the proposed amendment and believes it is in the best interest of the Company and its shareholders. The Board of Directors unanimously recommends the Company's shareholders vote FOR adoption of the ordinary resolution.

PROPOSAL NO. 3—PROPOSAL TO AMEND THE MEMORANDUM OF ASSOCIATION TO
AUTHORIZE "BLANK CHECK" PREFERENCE SHARES

Introduction

        Our memorandum of association currently permits us to issue preference shares with such rights and preferences as may be determined by the board of directors, provided, however, that the rights assigned to the preference shares may not prejudice the holders of the ordinary shares. For example, without specific shareholder approval, we may not issue preference shares with voting rights exceeding those of our ordinary shares. We have never issued any preference shares.

        The board has determined that it is the best interest of shareholders to amend our memorandum of association to increase our share capital by U.S.$250,000.00 and to authorize the creation of 25,000,000 preference shares, par value $.01 per share (the "Preference Shares"), with "blank check" authority vested in the board of directors.

        If this proposal is approved, the terms of preference shares, if any, will be determined by the board of directors at the time the preference shares are issued. Under Cayman Islands law, the board of directors may lawfully provide for preferred dividends; liquidation preferences; conversion and exchange rights, including the prices or prices and rates of conversion and exchange and adjustments, if any; and other preferences, powers, qualifications, rights and privilieges, but may not provide special voting rights not otherwise afforded to the holders of ordinary shares.

        Subject to the limitations of Cayman Islands law, including those described above, and other applicable laws, including the rules and regulations of the Securities and Exchange Commission and the American Stock Exchange or other applicable exchange or quotations system, the Board of Directors would be authorized, without further action from the shareholders, to provide for the issuance of all or any of the preference shares in one or more classes or series, specifying the number of shares to be included therein, the distinguishing designations of each class and the preferences, limitations and relative rights applicable to each class.

        The board of directors believes that the authority to issue preference shares will provide us with additional flexibility in our efforts to raise capital and structure acquisitions and other strategic alliances. Although, at present, we have no agreements, commitments or plans for the issuance of any preference shares, the board of directors believes it is important that we are able to respond quickly to opportunities that may arise without incurring the additional time and expense of a special shareholders' meeting.

Proposed Amendment to the Memorandum of Association

        Our Board has approved, and proposes and recommends to shareholders that they adopt, the following ordinary resolution to authorize "blank check" preference shares:

        RESOLVED, that the authorized share capital of Apex Silver be increased by U.S.$250,000.00, divided into 25,000,000 preference shares of a nominal or par value of U.S.$0.01 each, with such rights and preferences as may be determined from time to time by the Board of Directors.

Recommendation and Required Vote

        The affirmative vote of a majority of our ordinary shares entitled to vote and who do vote (in person or by proxy) at the meeting is required to approve the ordinary resolution. Our Board has unanimously approved the proposed amendment and believes it is in the best interest of the Company and its shareholders. The Board of Directors unanimously recommends the Company's shareholders vote FOR adoption of the ordinary resolution.

PROPOSAL NO. 4—SPECIAL RESOLUTION—AMENDMENT OF ARTICLE 18

        Article 18(b) of our current Articles provides that a general meeting of shareholders may be convened by any two shareholders and that the expenses of the meeting must be paid by the Company. While it is not unusual for shareholders to have the right to convene a general shareholders meeting, it is very unusual for that right to be given to such a small number of shareholders. Pursuant to this provision, it may be possible for two shareholders, each holding only one ordinary share, to convene a general shareholders meeting. This provision, if it were exercised successfully, would result in significant expense to the Company for the preparation, printing and distribution of proxy materials to all beneficial owners and for other expenses incurred to hold the meeting. The existing provision could be used to advance the special interests of a tiny minority of our shareholders, which may not be in the interest of the majority of our shareholders.

        The board believes it is appropriate for shareholders to be able informally to bring matters to the attention of the board as well as formally to convene shareholder meetings in certain circumstances. The board has established a procedure for any securityholder to communicate with the board or any specific member or committee of the board. We have also adopted procedures for shareholders to nominate individuals to serve on the board. Further, shareholders may prepare and submit specific proposals to the board for inclusion at the annual meeting. All of these are described on this proxy statement.

        In addition to the right of two shareholders to convene a general meeting described above, Section 18(b) permits a majority of shareholders to convene a general meeting. The board believes it is in the best interest of all shareholders to permit shareholders who, individually or as a group, hold twenty percent (20%) or more of our then outstanding shares to convene a general meeting of shareholders. By limiting this power to only a significant group of shareholders, but reducing the number of shares permitted to convene a general meeting from a majority to 20%, the board believes we have provided an appropriate balance between our goal of providing shareholders with the ability to directly influence our policies and our need to protect the Company and its shareholders from the unnecessary expense that would be incurred if we could be required to hold shareholders meetings as currently permitted by Article 18.

Proposed Amendment to the Articles of Association

        Our Board has approved, and proposes and recommends to shareholders that they adopt, the following special resolution to amend Article 18(b) of the Articles of Association:

        RESOLVED, as a Special Resolution, that Article 18(b) of the Articles of Association be deleted and replaced in its entirety as follows:

  (b)
  Except as otherwise required by law, and subject to the terms of any class or series of shares issued by the Company having a preference over the ordinary shares as to dividends or upon liquidation, or to elect directors, general meetings may also be convened upon the written request of Shareholders holding twenty percent (20%) or more of the outstanding ordinary shares generally entitled to vote.

Recommendation and Required Vote

        Approval of the amendment to Article 18 of the Articles of Association requires a special resolution passed by the affirmative vote of at least two-thirds of our ordinary shares entitled to vote and who do vote (in person or by proxy) at the meeting. The Board of Directors unanimously recommends the Company's shareholders vote FOR the approval of the amendment and restatement of Article 18(b) of the Articles of Association.

PROPOSAL NO. 5.—SPECIAL RESOLUTION—APPROVAL OF THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION

        In addition to the specific proposals discussed above, the Board of Directors has adopted, subject to shareholder approval, certain other amendments to the Company's Articles of Association. These amendments are described below and the Amended and Restated Memorandum and Articles of Association ("Amended and Restated Articles") reflecting these amendments is attached as Appendix A.

Summary of Proposed Changes

        The following is a summary of the substantive changes contained in the Amended and Restated Articles. This summary does not describe all of the new or additional terms contained in the Amended and Restated Articles. Shareholders are urged to review the Amended and Restated Articles in its entirety.

Subject	Existing Provision	Proposed Provision	Purpose of Change
Division of Share Capital (Article 12(b))	The Company's existing shares may be sub-divided into shares of a smaller amount than is fixed by the Memorandum of Association.	Same, with the addition of a proviso which requires the amount paid and the amount unpaid, on each reduced share, to be the same as it was in the case of the share from which the reduced share was derived.	To update the language to reflect current Cayman Islands law.
Adjourned Meetings (Article 23)	A general meeting that is adjourned for lack of a quorum is automatically reconvened at the same time one week later. At the reconvened meeting, there is no quorum requirement.	The date and time of a re-convened meeting will be selected by the Chairman and the quorum requirement at the re-convened meeting will be the same as the quorum requirement at the original meeting.	To provide for sufficient flexibility in the unlikely event of an adjourned shareholder meeting.
Notice for Adjourned Meetings (Article 26)	When a meeting is adjourned for 10 days or more, notice of the adjourned meeting shall be given as in the case of the original meeting.	When a meeting is adjourned for 20 days or more, notice of the adjourned meeting shall be given as in the case of the original meeting
To provide for sufficient flexibility in the unlikely event of an adjourned shareholder meeting and to avoid the costly and often unnecessary requirement to provide additional notice to all shareholders unless the meeting is adjourned for a substantial period of time.
Removal of Director (Article 41(e))	A Director may be removed upon the affirmative vote of the holders of a majority representing eighty percent (80%) in value of the outstanding shares.	The revised Articles will delete the phrase "in value."
The phrase "in value" may incorrectly be interpreted to require that the votes of different classes of voting shares must be weighted according to the relative value of each class of shares. The correct vote is eighty percent (80%) of the outstanding voting shares.

Delegation to Board Committees (Articles 53, 54(c) and 60)	The Directors may delegate to one or more committees.	The revised Articles replace the term "Shareholder" with the term "member".
Board committees will consist of one or more members of the Board. There is no requirement that the committees be made up of Shareholders. This amendment corrects a drafting error in the original Articles.
Director Meetings (Article 59)	At least one meeting of the Board of Directors must be held in the Cayman Islands in each calendar year.	This provision will be deleted.	The provision is no longer required pursuant to Cayman Islands law.
Indemnification (Article 85(a))	Indemnification provisions apply to officers and employees only at the discretion of the Board.	Indemnification provisions will automatically apply to officers and employees.	Automatic indemnification of employees and officers is more typical of similarly-sized public companies and will improve the Company's ability to attract and retain qualified officers and employees.
Amendment of Memorandum and Articles of Association (Article 88)	The Articles provide that Articles 41(b) and 41(e) can only be amended upon the affirmative vote of the holders of a majority representing eighty percent (80%) in value of the outstanding shares.	The revised Articles will delete the phrase "in value."
The phrase "in value" may incorrectly be interpreted to require that the votes of different classes of voting shares must be weighted according to the relative value of each class of shares. The correct vote is eighty percent (80%) of the outstanding voting shares.

        In addition to the recommended changes described above, the Amended and Restated Articles will also include other minor technical revisions and corrections that will not involve any substantive changes. These changes include:

  •
  the deletion of certain text in Article 17 which is duplicative of text contained in Article 15;

  •
  the addition of text in the first sentence of Article 26 to clarify that the Chairman can be directed to adjourn a meeting only by ordinary resolution of the shareholders;

  •
  the addition of text at the end of Article 27 to note that matters not decided by ordinary resolution may be required to be decided by the supermajority vote contained in Article 88 (the previous version incorrectly implied that an ordinary resolution or special resolution are the only two types of vote which may be required pursuant to the Articles);

  •
  the removal of dated text in Article 41(b) regarding the initial terms of the Company's directors;

  •
  the correction of a typographical error in the last sentence of Article 51; and

  •
  the deletion of the form of stock transfer (Article 9), the form of proxy (Article 37) and the form of proxy for an alternate director (Article 49).

Note Regarding the Effect on Proposal 5 of Shareholder Approval of Proposals No. 2, 3 and 4

        In Proposals Nos. 2, 3 and 4, the Company proposed specific amendments to the Memorandum and Articles of Association. The amendment and restatement of the Memorandum and Articles of

Association proposed in Proposal No. 5 is not contingent on the approval by the shareholders of those proposals. If the shareholders approve only the Amended and Restated Articles pursuant to this Proposal No. 5, the Amended and Restated Articles will be approved in the form of Appendix A, attached hereto.

        If Proposals 2 and 3 are approved, Article 8 of the Memorandum of Association will be amended and restated as follows:

8.
The capital of the company is US$2,000,000, divided into (i) 175,000,000 ordinary shares of a nominal or par value of US$0.01 each, and (ii) 25,000,000 preference shares of a nominal or par value of US$0.01 each, with such rights and preferences as may be determined from time to time by the Board of Directors of the Company; provided always that subject to the provisions of The Companies Law (as amended) and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced, with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that, unless the conditions of issue shall otherwise expressly provide, every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

        If Proposal No. 2 is approved by the shareholders, but Proposal No. 3 is not approved, Article 8 of the Memorandum of Association will be amended and restated as follows:

8.
The capital of the company is US$1,750,000, divided into 175,000,000 ordinary shares of a nominal or par value of US$0.01 each provided always that subject to the provisions of The Companies Law (as amended) and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced, subject to any postponement of rights or to any conditions or restrictions whatsoever and so that, unless the conditions of issue shall otherwise expressly provide, every issue of shares shall be subject to the powers on the part of the Company hereinbefore provided.

        If Proposal No. 3 is approved by the shareholders, but Proposal No. 2 is not approved, Article 8 of the Memorandum of Association will be amended and restated as follows:

8.
The capital of the company is US$1,000,000, divided into (i) 75,000,000 shares of a nominal or par value of US$0.01 each, and (ii) 25,000,00 preference shares of a nominal or par value of US$0.01 each, with such rights and preferences as may be determined from time to time by the Board of Directors of the Company; provided always that subject to the provisions of The Companies Law (as amended) and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced, with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that, unless the conditions of issue shall otherwise expressly provide, every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

        If Proposal No. 4 is approved by the shareholders, Article 18(b) will be amended and restated as follows:

  (b)
  Except as otherwise required by law, and subject to the terms of any class or series of shares issued by the Company having a preference over the ordinary shares as to dividends or upon liquidation, or to elect directors, general meetings may also be convened upon the written request of Shareholders holding twenty percent (20%) or more of the outstanding ordinary shares generally entitled to vote.

Resolution

        Our Board has approved, and proposes and recommends to shareholders that they adopt, the following special resolution;

        RESOLVED as a Special Resolution that the Amended and Restated Memorandum and Articles of Association of the Company attached hereto as Appendix A be and are hereby approved and adopted in substitution for the existing Memorandum and Articles of Association, provided that (i) the final form of Article 8 of the Amended and Restated Memorandum of Association shall be subject to the adoption of Proposals 2 and 3, as indicated in Appendix A, and (ii) the final form of Article 18(b) of the Amended and Restated Articles of Association shall be subject to the adoption of Proposal 4, as indicated in Appendix A.

Recommendation and Required Vote

        Approval of the Amended and Restated Memorandum and Articles of Association requires a special resolution passed by the affirmative vote of at least two-thirds of our ordinary shares entitled to vote and who do vote (in person or by proxy) at the meeting. The Board of Directors unanimously recommends the Company's shareholders vote FOR adoption of the special resolution adopting the Amended and Restated Memorandum and Articles of Association.

PROPOSAL NO. 6—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

        The board of directors, pursuant to the recommendation of the Audit Committee of the board of directors, unanimously recommends ratification of the selection of PricewaterhouseCoopers LLP to serve as our independent accountants for our 2005 fiscal year. PricewaterhouseCoopers LLP has served as our independent accountants since our inception. The affirmative vote of the holders of a majority of the ordinary shares represented and entitled to vote at the annual meeting is required to ratify the selection of our independent accountants for the fiscal year 2005. In the event the ratification is not approved by the required number of holders, the Audit Committee may reconsider, but will not necessarily change, its selection of PricewaterhouseCoopers LLP to serve as our independent accountants.

        Representatives of PricewaterhouseCoopers LLP will be present at the annual meeting with the opportunity to make a statement if they desire to do so and to respond to appropriate shareholder questions.

Auditor Fees

        The following table presents fees for professional audit services rendered by PricewaterhouseCoopers for the audit or review of Apex Silver's financial statements for the years ended December 31, 2004 and December 31, 2003, and fees billed for other services rendered by PricewaterhouseCoopers during those periods.

	December 31
	2004	2003
Audit fees(1)	542,103	97,400
Audit-related fees(2)	84,915	2,000
Tax fees(3)	334,570	136,000
All other fees	—	—

Total fees	$961,588	$235,400

(1)
Audit fees include fees for services rendered for the audit of our annual financial statements and reviews of our quarterly financial statements, services rendered in connection with the audit of our internal controls and procedures as required by Section 404 of the Sarbanes-Oxley Act of 2002 and services rendered to furnish consents in connection with registration statements filed by Apex Silver during 2004.

(2)
Audit-related fees relate to amounts billed during 2004 for services rendered for comfort letters obtained in connection with public and private securities offerings during 2004 and 2003.

(3)
Tax fees include fees for services rendered in connection with the preparation of our tax returns in the United States and Bolivia as well as international tax planning services.

        The Audit Committee charter includes certain policies and procedures regarding the pre-approval of audit and non-audit services performed by an outside accountant. The Committee is required to pre-approve all engagement letters and fees for all auditing services (including providing comfort letters in connection with securities underwritings) and non-audit services performed by the outside auditors, subject to any exception under Section 10A of the Securities Exchange Act of 1934 and any rules promulgated thereunder. Pre-approval authority may be delegated to a Committee member or a subcommittee, and any such member or subcommittee shall report any decisions to the full Committee at its next scheduled meeting. All of the services provided under the captions "Audit-Related Fees," "Tax Fees" and "All Other Fees," were approved by the Audit Committee pursuant to its pre-approval policy as provided in the Audit Committee charter.

Recommendation and Required Vote

        The affirmative vote of the holders of a majority of the shares entitled to vote and present in person or represented by proxy at the meeting will be required to ratify the selection of PricewaterhouseCoopers LLP as the Company's independent auditors. The Board of Directors unanimously recommends that shareholders vote FOR ratification of the appointment of PricewaterhouseCoopers, LLP as the Company's independent auditors.

OTHER MATTERS

        Our management and the board of directors know of no other matters to be brought before the annual meeting. If other matters are presented properly to the shareholders for action at the annual meeting and any postponements and adjournments thereof, it is the intention of the proxy holders named in the proxy to vote in their discretion on all matters on which the ordinary shares represented by such proxy are entitled to vote.

By order of the Board of Directors,
Keith R. Hulley, Executive Chairman

        Our annual report on Form 10-K filed with the Securities And Exchange Commission (without exhibits) may be obtained at no charge by any shareholder entitled to vote at the annual meeting who writes to: Vice President, Investor Relations and Corporate Development, Apex Silver Mines Corporation, 1700 Lincoln Street, Suite 3050, Denver, CO 80203.

APENDIX A

THE COMPANIES LAW (~~1995 REVISION~~AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

APEX SILVER MINES LIMITED

(Amended and Re-Stated by Special Resolution dated the ~~3/rd/~~2nd of ~~October~~June, ~~1997~~2005)

THE COMPANIES LAW (~~1995 REVISION~~AS AMENDED)

COMPANY LIMITED BY SHARES

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

APEX SILVER MINES LIMITED

(Amended and Re-Stated by Special Resolution dated the ~~3/rd/~~2nd of ~~October~~June, ~~1997~~2005)

1.
The name of the Company is Apex Silver Mines Limited.

2.
The Registered Office of the Company will be situate at the offices of ~~CALEDONIAN BANK & TRUST LIMITED, GROUND FLOOR, CALEDONIAN HOUSE, MARY STREET, P.O. BOX 1043,~~ WALKERS SPV LIMITED, P.O. BOX 908 GT, WALKER HOUSE, MARY STREET, GEORGE TOWN, GRAND CAYMAN, CAYMAN ISLANDS or at such other location as the Directors may from time to time determine.

3.
The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 6(4) of The Companies Law (~~1995 Revision~~as amended).

4.
The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 26(2) of The Companies Law (~~1995 Revision~~as amended).

5.
Nothing in the preceding sections shall be deemed to permit the Company to carry on the business of a Bank or Trust Company without being licensed in that behalf under the provisions of the Banks and Trust Companies Law (~~1995 Revision~~as amended), or to carry on Insurance Business from within the Cayman Islands or the business of an Insurance Manager, Agent, Sub-agent or Broker without being licensed in that behalf under the provisions of the Insurance Law (~~1995 Revision~~as amended), or to carry on the business of Company Management without being licensed in that behalf under the provisions of the Companies Management Law (~~1996 Revision~~as amended).

6.
The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; Provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

7.
The liability of the Shareholders is limited.

Text of Article 8 if Proposal No. 5 is approved but Proposal Nos. 2 and 3 are not approved:

8.
The capital of the Company is US$750,000.00 divided into 75,000,000 shares of a nominal or par value of US$0.01 each provided always that subject to the provisions of The Companies Law (~~1995 Revision~~as amended) and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be Ordinary, Preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

2

Text of Article 8 if Proposals No. 2 and 5 are approved but Proposal No. 3 is not approved:

8.
The capital of the company is US$1,750,000, divided into 175,000,000 ordinary shares of a nominal or par value of US$0.01 each provided always that subject to the provisions of The Companies Law (as amended) and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced, subject to any postponement of rights or to any conditions or restrictions whatsoever and so that, unless the conditions of issue shall otherwise expressly provide, every issue of shares shall be subject to the powers on the part of the Company hereinbefore provided.

Text of Article 8 if Proposals No. 3 and 5 are approved but Proposal No. 2 is not approved:

8.
The capital of the company is US$1,000,000, divided into (i) 75,000,000 shares of a nominal or par value of US$0.01 each, and (ii) 25,000,00 preference shares of a nominal or par value of US$0.01 each, with such rights and preferences as may be determined from time to time by the Board of Directors of the Company; provided always that subject to the provisions of The Companies Law (as amended) and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced, with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that, unless the conditions of issue shall otherwise expressly provide, every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

Text of Article 8 if Proposals No. 2, 3 and 5 are all approved:

8.
The capital of the company is US$2,000,000, divided into (i) 175,000,000 ordinary shares of a nominal or par value of US$0.01 each, and (ii) 25,000,000 preference shares of a nominal or par value of US$0.01 each, with such rights and preferences as may be determined from time to time by the Board of Directors of the Company; provided always that subject to the provisions of The Companies Law (as amended) and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced, with or without any preference, priority or special privilege or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that, unless the conditions of issue shall otherwise expressly provide, every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

9.
The Company may exercise the power contained in Section 223 of The Companies Law (~~1995 Revision~~as amended) to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

3

THE COMPANIES LAW (~~1995 REVISION~~AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

APEX SILVER MINES LIMITED

(Amended and Re-Stated by Special Resolution dated the ~~3/rd/~~2nd of ~~October~~June, ~~1997~~2005)

        The Articles contained or incorporated in Table "A' in the First Schedule of the Companies Law (1995 Revision) shall not apply to this Company and the following Articles shall comprise the Articles of Association of the Company:-

1.
In these Articles:-

(a)
"Holder" means, in relation to registered shares, the Shareholder whose name is entered in the Register of Members as the holder of those shares and, in the case of shares issued in bearer form, the holder for the time being of the certificate representing the same;

(b)
"Law" means the Companies Law (~~1995 Revision~~as amended) of the Cayman Islands and any statutory amendment or modification thereof. Where any provision of the law is referred to, the reference is to that provision as modified by any law for the time being in force. Unless the context otherwise requires, expressions defined in the law or any statutory modification thereof in force at the date at which these Articles become binding on the Company, shall have the meanings so defined;

(c)
"Ordinary Resolution" means a resolution of a general meeting of the Shareholders passed by simple majority vote;

(d)
"Register of Members" means the Register of Members of the Company maintained in accordance with Section ~~39~~40 of the Law at such place or places as the Directors may from time to time determine;

(e)
"Registered Office" means the registered office of the Company in the Cayman Island, as determined by the Directors from time to time;

(f)
"Secretary" means any person appointed by the Directors to perform any of the duties of the Secretary of the Company;

(g)
"Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, of the United States of America;

(h)
"Shareholder" means a Shareholder of the Company whose name is entered in the Register of Members;

(i)
"Special Resolution" means a special resolution of the Company passed in accordance with Section ~~59~~60 of the Law.

SHARES

2.
Subject as herein provided all shares in the capital of the Company for the time being and from time to time unissued shall be under the control of the Directors, and may be allotted or disposed of in such manner, to such persons and on such terms as the Directors in their absolute discretion may think fit.

4

3.
If at any time the share capital is divided into different classes of shares, the rights attached to any class (unless otherwise provided by the terms of issue of the shares of that class) may be varied with the consent in writing of the holders of two-thirds of the issued shares of that class, or with the sanction of a special resolution passed at a separate general meeting of the holders of the shares of the class. To every such separate general meeting the provisions of these Articles relating to general meetings shall mutatis mutandis apply, but so that the necessary quorum shall be one person at least holding or representing by proxy one-third of the issued shares of the class and that any holder of shares of the class present in person or by proxy may demand a vote.

SHARE CERTIFICATES

4.
No Share may be issued other than as fully paid and the Company shall decline to allot Shares to satisfy any application unless cleared funds in full payment of the Shares to which an application relates have been received by the Company by close of business in such place on such date as may be determined by the Directors.

5.
Every person whose name is entered as a Shareholder in the Register of Members shall, without payment, be entitled to a certificate under the seal of the Company specifying the share or shares held by him and the amount paid up thereon, provided that in respect of a share or shares held jointly by several persons the Company shall not be bound to issue more than one certificate, and delivery of a certificate for a share to one of several joint holders shall be sufficient delivery to all.

6.
If a share certificate is defaced, lost or destroyed it may be renewed on such terms, if any, as to evidence and indemnity as the Directors think fit.

FRACTIONAL SHARES

7.
The Directors may issue fractions of a share of any class of shares, and, if so issued, a fraction of a share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contribution, calls or otherwise howsoever), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the foregoing generality, voting and participation rights) and other attributes of a whole share of the same class of shares. If more than one fraction of a share of the same class is issued to or acquired by the same Shareholder such fractions shall be accumulated. For the avoidance of doubt it is hereby declared that in these Articles the expression "share" shall include a fraction of a share.

TRANSFER OF SHARES

8.
The instrument of transfer of any share shall be executed by or on behalf of the transferor and if so required by the Directors shall also be executed on behalf of the transferee and the transferor shall be deemed to remain a holder of the share until the name of the transferee is entered in the Register of Members in respect thereof. Transfers of shares shall be made on only by the registered holder thereof, or by such holder's attorney thereunto authorized by power of attorney filed with the Secretary or any transfer agent. The Company shall be entitled to recognize the exclusive right of a person registered in the Register of Members as the owner of shares to receive dividends, and to vote as such owner.

5

9.
The following provisions shall apply to all shares:-

(a)
Shares shall be transferred in any usual or common form approved by the Directors.~~or failing such determination in the following form:~~

    ~~"I [TRANSFEROR] for good and valuable consideration received by me from [TRANSFEREE] do hereby transfer to the said [TRANSFEREE] the [    ] share(s) standing in my name in the Register of APEX SILVER MINES LIMITED to hold unto the said [TRANSFEREE] his executors, administrators and assigns, subject to the several conditions on which I held the same at the time of the execution hereof: and I, the said [TRANSFEROR] do hereby consent that my name remain on the Register of the said Company until such time as the said Company may enter the transferee's name thereon; And I the said [TRANSFEREE] do hereby agree to take the said share(s) subject to the same conditions.~~

    ~~As witness our hands~~

    ~~Signed by the said [TRANSFEROR]~~
    ~~on the            day of            [199            ]~~
    ~~in the presence of:~~

Witness	Transferor

    ~~Signed by the said [TRANSFEREE]~~
    ~~on the day of [199 ]~~
    ~~in the presence of:~~

Witness	Transferor
  (b)
  The Directors may decline to recognize any instrument of transfer unless the instrument of transfer is accompanied by the certificate of the shares to which it relates, and such other evidence as the Directors may reasonably require to show the right of the transferor to make the transfer.

  (c)
  The legal personal representative of a deceased sole holder of a share shall be the only person recognized by the Company as having any title to the share. In the case of a share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased survivor, shall be the only person recognized by the Company as having any title to the share.

  (d)
  Any person becoming entitled to a share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be properly required by the Directors, have the right either to be registered as a Shareholder in respect of the share or, instead of being registered himself, to make such transfer of the share as the deceased or bankrupt person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the share by the deceased or bankrupt person before the death or bankruptcy.

  (e)
  A person becoming entitled to a share by reason of the death or bankruptcy of the holder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered holder of the share, except that he shall not, before being registered as

6

    a Shareholder in respect of the share, be entitled in respect of it to exercise any right conferred by Shareholdership in relation to meetings of the Company.

ALTERATION OF CAPITAL

10.
The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into shares of such amount, as the resolution shall prescribe.

11.
The new shares shall be subject to the same provisions with reference to the payment of calls, lien, transfer, transmission, forfeiture and otherwise as the shares in the original share capital.

12.
The Company may by Ordinary Resolution:-

(a)
consolidate and divide all or any of its share capital into shares of larger amount than its existing shares;

(b)
~~sub-divide its existing shares, or any of them into shares of smaller amount than is fixed by the Memorandum of Association, subject nevertheless to the provisions of Section 12 of the Law;~~ subdivide its existing shares, or any of them into shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in case of the share from which the reduced share is derived;

(c)
cancel any shares which, at the date of the passing of the resolution, have not been taken or agreed to be taken by any person.

13.
The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorized by law.

REDEMPTION AND PURCHASE OF OWN SHARES

14.
(a)    Subject to the provisions of the Law, the Company may

  (i)
  issue shares which are to be redeemed or are liable to be redeemed at the option of the Company or the holder;

  (ii)
  purchase its own shares (including any redeemable shares); and

  (iii)
  make a payment in respect of the redemption or purchase of its own shares otherwise than out of profits or the proceeds of a fresh issue of shares.

(b)
A share which is liable to be redeemed may be redeemed by either the Company or the Holder giving to the other not less than thirty days notice in writing of the intention to redeem such shares specifying the date of such redemption which must be a day on which banks in the Cayman Islands are open for business.

(c)
The amount payable on such redemption on each share so redeemed shall be the amount determined by the Directors as being the fair value thereof as between a willing buyer and a willing seller.

(d)
Any share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

(e)
The redemption or purchase of any share shall not be deemed to give rise to the redemption or purchase of any other share.

(f)
At the date specified in the notice of redemption or purchase, the holder of the shares being redeemed or purchased shall be bound to deliver up to the Company at its registered office

7

    the certificate thereof for cancellation and thereupon the Company shall pay to him the redemption or purchase monies in respect thereof.

  (g)
  The Directors may when making payments in respect of redemption or purchase of shares in accordance with the provisions of this, if authorized by the terms of issue of the shares being redeemed or purchased or with the agreement of the holder of such shares, make such payment either in cash or in specie.

CLOSING REGISTER OF MEMBERS OF FIXING RECORD DATE

15.
For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or Shareholders entitled to receive payment of any dividend, or in order to make the determination of Shareholders for any other proper purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period but not to exceed in any case forty days. If the Register of Members shall be so closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders such register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members.

16.
In lieu of or apart from closing the Register of Members, the Board may fix in advance a date as the record date for any such determination of Shareholders entitled to notice of or to vote at a meeting of the Shareholderss, and for the purpose of determining the Shareholders entitled to receive payment of any dividend, the Board may fix a subsequent date no later than the date of payment as the record date for such dividend.

17.
If the Register of Members is not so closed and no record date is fixed for the determination of Shareholders entitled to notice of or to vote at a meeting of Shareholders or Shareholders entitled to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination for Shareholders entitled to vote at any meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof. ~~For the purpose of determining Shareholders entitled to notice of or to vote at any meeting of Shareholders or any adjournment thereof, or Shareholders entitled to receive payment of any dividend, or in order to make the determination of Shareholders for any other proper purpose, the Directors may provide that the Register of Members shall be closed for transfers for a stated period but not to exceed in any case forty days. If the Register of Members shall be so closed for the purpose of determining Shareholders entitled to notice of or to vote at a meeting of Shareholders such register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register of Members~~

GENERAL MEETINGS

18.
(a)    The Directors may, whenever they think fit, convene a general meeting of the Company.

  Text of Article 18(b) if Proposal No. 4 is not approved:

  (b)
  Except as otherwise required by law, and subject to the terms of any class or series of shares issued by the Company having a preference over the ordinary shares as to dividends or upon liquidation, or to elect directors, general meetings may also be convened upon the written request of Shareholders holding a majority of the outstanding ordinary shares generally entitled to vote. General meetings shall also be convened on the written requisition of any two Shareholders of the Company deposited at the Registered Office of the Company specifying

8

    the objects of the meeting and signed by the requisitionists, and if the Directors do not within twenty-one days from the date of deposit of the requisition proceed duly to convene the meeting, the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which meetings may be convened by the Directors, and all reasonable expenses incurred by the requisitionists as a result of the failure of the Directors shall be reimbursed to them by the Company.

  Text of Article 18(b) if Proposal No. 4 is approved:

  (b)
  Except as otherwise required by law, and subject to the terms of any class or series of shares issued by the Company having a preference over the ordinary shares as to dividends or upon liquidation, or to elect directors, general meetings may also be convened upon the written request of Shareholders holding twenty percent (20%) or more of the outstanding ordinary shares generally entitled to vote.

NOTICE OF GENERAL MEETINGS

19.
Subject to the provisions of Section ~~59~~60 of the Law relating to Special Resolutions, seven days' notice at the least counting from the date service is deemed to take place as provided in these Articles specifying the place, the day and the hour of the meeting and, in case of special business, the general nature of that business, shall be given in manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company in general meeting to such persons as are, under the Articles of the Company, entitled to receive such notices from the Company; but with the consent of all the Shareholders entitled to receive notice of some particular meeting, that meeting may be convened by such shorter notice or without notice and in such manner as those Shareholders may think fit.

20.
The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

21.
All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, and ordinary report of the Directors and auditors, and the appointment and removal of Directors and the fixing of the remuneration of the auditors. No special business shall be transacted at any general meeting without the consent of all Shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting.

22.
No business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business; save as herein otherwise provided one or more Shareholders holding at least a majority in number of the issued shares of the Company present in person or by proxy shall be a quorum.

23.
If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, if convened upon the requisition of Shareholders, shall be dissolved; in any other case it shall stand adjourned to ~~the same day in the next week~~such day and time as selected by the Chairman, at the same ~~time and~~ place~~, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the Shareholder or Shareholders present shall be a quorum~~.

24.
The Chairman, if any, of the Board of Directors, or ~~an~~aDirector designated by the Board of Directors, shall preside as Chairman at every general meeting of the Company.

9

25.
If there is no such Chairman, or if at any meeting he is not present within one hour after the time appointed for holding the meeting or is unwilling to act as Chairman, and the Board of Directors shall not elect someone to act as Chairman, the Shareholders present shall choose one of their number to be Chairman.

26.
The Chairman may with the consent of any meeting at which a quorum is present (and shall if so directed by Ordinary Resolution of the Shareholders at the meeting) adjourn a meeting from time to time and from place to place, but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting is adjourned for ~~ten~~20days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. Save as aforesaid it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

27.
At any general meeting a resolution put to the vote of the meeting shall be decided by Ordinary Resolution unless required by Law or these Articles to be decided by Special Resolution or such other supermajority vote as provided in these Articles.

28.
Subject to the terms of any class or series of shares issued by the Company, if a Shareholder desires to nominate persons for election as Directors at any general meeting duly called for the election of Directors, written notice of such Shareholder's intent to make such a nomination must be given and received by the Secretary of the Company at the principal executive offices of the Company not later than (i) with respect to an annual general meeting of Shareholders, sixty days in advance of the anniversary date of the immediately preceding annual general meeting, and (ii) with respect to an extraordinary general or special meeting, the close of business on the tenth day following the date on which notice of such meeting is first sent or given to Shareholders. Each such notice shall set forth (i) the name and address, as it appears in the Register of Shareholder, of the Shareholder who intends to make the nomination and of the person or persons to be nominated, (ii) a representation that the Shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (iii) the class and number of shares of the Company which are beneficially owned by the Shareholder, (iv) a description of all arrangements or understandings between the Shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Shareholder, (v) such other information regarding each nominee proposed by such Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, whether or not the Company is then subject to such Regulation and (vi) the consent of each nominee to serve as a Director. The Chairman of the annual general meeting or extraordinary general or special meeting shall, if the facts warrant, refuse to acknowledge a nomination not made in compliance with the foregoing procedure, and any such nomination not properly brought before the meeting shall not be considered.

29.
Subject to the terms of any class or series of shares issued by the Company, if a Shareholder desires to submit a proposal for consideration by the Shareholders at any general or special meeting, written notice of such Shareholder's intent to submit such a proposal must be given and received by the Secretary of the Company at the principal executive offices of the Company not later than (i) with respect to an annual general meeting of Shareholders, sixty days in advance of the anniversary date of the immediately preceding annual general meeting, and (ii) with respect to an extraordinary general or special meeting, the close of business on the tenth day following the date on which notice of such meeting is first sent or given to Shareholders. Each such notice shall set forth (i) the name and address, as it appears in the Register of Shareholder, of the Shareholder who intends to submit such proposal, (ii) a representation that the Shareholder is a holder of record of shares of the Company entitled to vote at such meeting and intends to appear in person

10

  or by proxy at the meeting to submit such proposal, (iii) the class and number of shares of the Company which are beneficially owned by the Shareholder, (iv) such other information regarding each proposal submitted by such Shareholder as would be required to be included in a proxy statement filed pursuant to Regulation 14A under the Securities Exchange Act of 1934, whether or not the Company is then subject to such Regulation and (vi) the consent of each nominee to serve as a Director. The Chairman of the annual general meeting or extraordinary general or special meeting shall, if the facts warrant, refuse to acknowledge a proposal not made in compliance with the foregoing procedure, and any such proposal not properly brought before the meeting shall not be considered.

30.
A vote demanded on the election of a Chairman or on a question of adjournment shall be taken forthwith. A vote demanded on any other question shall be taken at such time as the Chairman of the meeting directs.

11

VOTES OF SHAREHOLDERS

31.
Subject to the terms of any class or series of shares issued by the Company, on a vote every Shareholder and every person representing a Shareholder by proxy shall have one vote for each share of which he or the person represented by proxy is the holder.

32.
In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the joint holders; and for this purpose seniority shall be determined by the order in which the names stand in the Register of Members.

33.
A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote by his committee, or other person in the nature of a committee appointed by that court, and any such committee or other person, may vote by proxy.

34.
No Shareholder shall be entitled to vote at any general meeting unless he is registered as a Shareholder of the Company on the record date for such meeting or holds a valid proxy of such a Shareholder and unless all sums presently payable by him in respect of shares in the Company have been paid.

35.
Votes may be given either personally or by proxy.

36.
The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorized in writing or, if the appointor is a corporation, either under seal or under the hand of an officer or attorney duly authorized. A proxy need not be a Shareholder of the Company.

37.
An instrument appointing a proxy may be in any form approved by the Directors.~~, or failing any such approval by the Directors, shall be in the following form:-~~

~~APEX SILVER MINES LIMITED~~

        ~~I/We the undersigned being a Shareholder in the above Company HEREBY APPOINT [            ] whom failing [            ] to be my proxy and on my/our behalf to attend, vote at and do all acts and things which I/We could personally have done at a meeting of Shareholders of the said Company to be held at the Registered Office of the Company on the day of [199                        ] and at all continuations and adjournments thereof.~~

~~Date:~~	~~Signature of Shareholder~~
38.
The instrument appointing a proxy shall be deemed to confer authority to demand or join in demanding a vote.

39.
A resolution in writing signed by all of the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings (or being corporations by their duly authorized representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

40.
Any corporation which is a Shareholder or a Director of the Company may by resolution of its directors or other governing body authorize such person as it thinks fit to act as its representative at any meeting of the Company or of any class of Shareholders of the Company or of the Board of Directors of the Company or of a Committee of Directors, and the person so authorized shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director of the Company.

12

DIRECTORS

41.
(a) The Board of Directors shall consist of not less than five nor more than twenty-one persons. Subject to Article 41(c), the Board of Directors shall have the exclusive power and right to set the exact number of Directors within that range from time to time by resolution adopted by the vote of a majority of the whole Board of Directors. Until the Board of Directors adopts such a resolution, the exact number of Directors shall be nine.

(b)
The Directors shall be divided into three classes of equal size, designated as Class I, Class II and Class III, each class to be comprised of at least three Directors; provided, however, if the total number of Directors is 5, 7, 8, 10, 11, 13, 14, 16, 17, 19 or 20, one Class may have one fewer or one more Director than the other two Classes. The Board of Directors shall make the subsequent appointments of individual Directors to particular Classes. ~~The Directors initially appointed to Class I will hold office for a term expiring at the 1998 annual general meeting of Shareholders; the Directors initially appointed to Class II will hold office for a term expiring at the 1999 annual general meeting of Shareholders; and the Directors initially appointed to Class III will hold office for a term expiring at the 2000 annual general meeting of Shareholders.~~ At each annual general meeting of Shareholders, the successors of the class of Directors whose terms expire at that meeting shall be of the same class as the Directors they succeed and shall be elected for three-year terms.

(c)
Unless for cause, no resolution of the Board of Directors may be adopted if its effect would be to remove from office, or shorten the term of, any incumbent Director.

(d)
A Director shall hold office until the annual general meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to prior death, resignation, retirement or removal from office. Any newly created directorship resulting from an increase in the number of Directors and any other vacancy on the Board of Directors, however caused, may be filled by a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director. Any Director elected by the Board of Directors to fill a vacancy shall hold office until the annual general meeting of Shareholders for the year in which the term of the Director vacating office expires and until his successor shall have been elected and qualified. Any newly created directorship resulting from an increase in the number of Directors may be created in any class of Directors that the Board of Directors may determine, and any Director elected to fill the newly created vacancy shall hold office until the term of office of such class expires.

(e)
One or more or all of the Directors of the Company may be removed with or without cause only by the affirmative vote of the holders of a majority representing eighty ~~percent~~ (80%) ~~in value~~ of the outstanding shares generally entitled to vote, voting together as a single class, at a meeting of Shareholders for which proper notice of the proposed removal has been given.

42.
The Board of Directors shall have the authority to fix the compensation of Directors, which may include their expenses, if any, of attendance at each meeting of the Board of Directors or of a committee.

43.
A Director may hold any other office or place of profit under the Company in conjunction with his office of Director for such period and on such terms as to remuneration and otherwise as the Board of Directors may determine.

44.
A Director may act by himself or his firm in a professional capacity for the Company and he or his firm shall be entitled to remuneration for professional services as if he were not a Director. No share ownership qualification for Directors shall be required.

13

45.
A Director of the Company may be or become a Director or other officer of or otherwise interested in any company promoted by the Company or in which the Company may be interested as Shareholder or otherwise and no such Director shall be accountable to the Company for any remuneration or other benefits received by him as a director or officer of, or from his interest in, such other company.

46.
No person shall be disqualified from the office of Director or prevented by such office from contracting with the Company, either as vendor, purchaser or otherwise, nor shall any such contract or any contract or transaction entered into by or on behalf of the Company in which any Director shall be in any way interested or be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or transaction by reason of such Director holding office or of the fiduciary relation thereby established. A Director shall be at liberty to vote in respect of any contract or transaction in which he is so interested as aforesaid; provided, however, that the nature of the interest of any Director in any such contract or transaction shall be disclosed by him at or prior to its consideration and any vote thereon.

47.
A general notice that a Director is an officer, director or Shareholder of any specified firm or company and is to be regarded as interested in any transaction with such firm or company shall be sufficient disclosure under Article 46 and after such general notice it shall not be necessary to give special notice relating to any particular transaction.

ALTERNATE DIRECTOR

48.
Any Director may in writing appoint another person to be his alternate to act in his place at any meeting of the Directors at which he is unable to be present. Every such alternate shall be entitled to notice of meetings of the Directors and to attend and vote thereat as a Director when the person appointing him is not personally present and where he is a Director to have a separate vote on behalf of the Director he is representing in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall not be an officer of the Company and shall be deemed to be the agent of the Director appointing him. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

49.
Any Director may appoint any person, whether or not a Director of the company, to be the proxy of that Director to attend and vote on his behalf, in accordance with instructions given by that Director, or in the absence of such instructions at the discretion of the proxy, at a meeting or meetings of the Directors which that Director is unable to attend personally. The instrument appointing the proxy shall be in writing under the hand of the appointing Director and shall be in ~~the form printed below or~~ any ~~other~~ form approved by the Directors, and must be lodged with the Chairman of the meeting of the Directors at which such proxy is to be used, or first used, prior to the commencement of the meeting.~~:-~~

~~APEX SILVER MINES LIMITED~~

        ~~I the undersigned being a Director of the above Company HEREBY APPOINT [            ] when failing [            ] to be my Proxy and on my behalf to attend, vote at and to do all acts and things which I could personally have done at a meeting of Directors of the said Company to be held on the day of [199                        ] and all continuations and adjournments thereof.~~

~~Date:~~	~~Signature of Director~~

14

POWERS AND DUTIES OF DIRECTORS

50.
The business of the Company shall be managed by the Directors, who may pay all expenses incurred in getting up and registering the Company and may exercise all such powers of the Company as are not, by the Law or these Articles, required to be exercised by the Company in general meeting, subject, nevertheless, to any regulation of these Articles, to the provisions of the Law, and to such Articles, being not inconsistent with the aforesaid Articles, or provisions as may be prescribed by the Company in general meeting; but no Article made by the Company in general meeting shall invalidate any prior act of the Directors which would have been valid if that Article had not been made.

51.
The Directors may from time to time appoint any person, whether or not a director of the Company to hold such office in the Company as the Directors may think necessary for the administration of the Company, including without prejudice to the foregoing generality, the office of President, one or more Vice-Presidents, Treasurer, Assistant Treasurer, Manager or Controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. The Directors may also appoint one or more of their number to the office of Managing Director upon like terms, but any such appointment shall ipso facto ~~determine~~ terminate if any Managing Director ceases from any cause to be a Director, or if the Company in general meeting resolves that his tenure of office be terminated.

52.
The Directors shall appoint the Company Secretary (and if need be an Assistant Secretary or Assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or Assistant Secretary so appointed by the Directors may be removed by the Directors.

53.
The Directors may delegate any of their powers to committees consisting of such ~~Shareholder~~member or ~~Shareholder~~members of their body as they think fit; any committee so formed shall in the exercise of the powers so delegated conform to any Articles that may be imposed on it by the Directors.

54.
The Directors may from time to time and at any time:

(a)
by power of attorney appoint any company, firm or person or body of persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney may contain such provisions for the protection and convenience of persons dealing with any such attorney as the Directors may think fit, and may also authorize any such attorney to delegate all or any of the powers, authorities and discretion vested in him.

(b)
provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following paragraphs shall be without prejudice to the general powers conferred by this paragraph.

(c)
establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any persons to be ~~Shareholders~~ members of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any of the aforesaid.

(d)
delegate to any such committee, local board, manager or agent any of the powers. authorities and discretion for the time being vested in the Directors and may authorize the Shareholders for the time being of any such local board, or any of them to fill up any vacancies therein and

15

    to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any person so appointed and may annul or vary any such delegation, but no person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

        Any such delegates as aforesaid may be authorized by the Directors to subdelegate all or any of the powers, authorities, and discretion for the time being vested to them.

BORROWING POWERS OF DIRECTORS

55.
The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

56.
(a) The Seal of the Company shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or the Secretary (or an Assistant Secretary) of the Company or in the presence of any one or more persons as the Directors may appoint for the purpose and every person as aforesaid shall sign every instrument to which the Seal of the Company is so affixed in their presence.

(b)
The Company may maintain a facsimile of its Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Board of Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such person or persons as the Directors shall for this purpose appoint and such person or persons as aforesaid shall sign every instrument to which the facsimile Seal of the Company is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Company Seal had been affixed in the presence of and the instrument signed by a Director or the Secretary (or an Assistant Secretary) of the Company or in the presence of any one or more persons as the Directors may appoint for the purpose.

(c)
Notwithstanding the foregoing, the Secretary or any Assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

57.
The office of Director shall be vacated, if the Director:-

(a)
becomes bankrupt or makes any arrangement or composition with his creditors;

(b)
is found to be or becomes of unsound mind; or

(c)
resigns his office by notice in writing to the Company.

16

PROCEEDINGS OF DIRECTORS

58.
The Directors may meet together (either within or without the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a majority of votes. Any two Directors or the Chariman may, and the Secretary or Assistant Secretary on the requisition of such persons shall, at any time summon a meeting of the Directors.

~~59.~~
~~At least one meeting to the Board of Directors shall be held in the Cayman Islands in each calendar year.~~

~~60.~~59.
A Director or Directors may participate in any meeting of the Board, or of any committee appointed by the Board of which such Director or Directors are ~~Shareholders~~members, by means of telephone or similar communication equipment by way of which all persons participating in such meeting can hear each other and such participation shall be deemed to constitute presence in person at the meeting.

~~61.~~60.
The quorum necessary for the transaction of the business of the Directors may be fixed by the Directors, and unless so fixed, if there be more than two Directors shall be a majority of Directors, and if there be two or less Directors shall be one. A director represented by proxy or by an Alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present.

~~62.~~61.
A Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is a Shareholder of any specified company or firm and is to be regarded as interested in any contract which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

~~63.~~62.
A Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realized by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. A Director, notwithstanding his interest, may be counted in the quorum present at any meeting whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

~~64.~~63.
Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorize a Director or his firm to act as auditor to the Company.

17

~~65.~~64.
The Directors shall cause minutes to be made in books or loose-leaf folders provided for the purpose of recording:

(a)
all appointments of officers made by the Directors;

(b)
the names of the Directors present at each meeting of the Directors and of any committee of the Directors;

(c)
all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

~~66.~~65.
When the Chairman and Secretary of a meeting of the Directors sign the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

~~67.~~66.
A resolution signed by all the Directors shall be as valid and effectual as if it had been passed at a Meeting of the Directors duly called and constituted. When signed a resolution may consist of several documents each signed by one or more of the Directors.

~~68.~~67.
The continuing Directors may act notwithstanding any vacancy in their body but if and so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

~~69.~~68.
The Directors may elect a Chairman of their meetings and determine the period for which he is to hold office; but if no such Chairman is elected, or if at any meeting the Chairman is not present within one hour after the time appointed for holding the same, the Directors present may choose one of their number to be Chairman of the meeting.

~~70.~~69.
A committee appointed by the Directors may elect a Chairman of its meetings; if no such Chairman is elected, or if at any meeting the Chairman is not present within five minutes after the time appointed for holding the same, the Shareholders present may choose one of their number to be Chairman of the meeting.

~~71.~~70.
A committee appointed by the Directors may meet and adjourn as it thinks proper. Questions arising at any meeting shall be determined by a majority of votes of the committee Shareholders present.

~~72.~~71.
All acts done by any meeting of the Directors or of a committee of Directors, or by any person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such person had been duly appointed and was qualified to be a Director.

DIVIDENDS

~~73.~~72.
Subject to Law, the Board of Directors may from time to time declare dividends on shares of the Company outstanding and authorize payment of the same out of the profits of the Company (realized or unrealized), share premium account, or any other account permitted by Law, and may from time to time pay to the Shareholders such interim dividends, as appears to the Board of Directors to be appropriate.

~~74.~~73.
The Board of Directors may declare that any dividend be paid wholly or partly by the distribution of shares or other securities of the Company and/or specific assets and in particular of paid up shares, debentures, or debenture stock of any other company or in any one or more of such ways and where any difficulty arises in regard to such distribution, the Board of Directors may settle the same as it deems expedient and in particular may issue fractional shares and fix the value for

18

  distribution of such specific assets or any party thereof and may determine that cash payments shall be made to any Shareholder upon the basis of the value so fixed in order to adjust the rights of all Shareholders and may vest any such specific assets in trustees as may seem expedient to the Board of Directors.

~~75.~~74.
No dividend shall bear interest against the Company unless expressly authorized by the Board of Directors.

ACCOUNTS

~~76.~~75.
The books of account relating to the Company's affairs shall be kept in such manner as may be determined from time to time by the Directors.

~~77.~~76.
The books of account shall be kept at the Registered Office of the Company, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

~~78.~~77.
The Directors shall from time to time determine whether and to what extent and at what times and places and under what conditions or Articles the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by Law or authorized by the Directors or by the Company in general meeting.

CAPITALIZATION OF PROFITS

~~79.~~78.
The Company may upon the recommendation of the Directors resolve that it is desirable to capitalise any part of the amount for the time being standing to the credit of any of the Company's reserve accounts or to the credit of the profit and loss account or otherwise available for distribution, and accordingly that such sum be set free for distribution amongst the Shareholders who would have been entitled thereto if distributed by way of dividend and in the same proportions on condition that the same be not paid in cash but be applied either in or towards paying up any amounts for the time being unpaid on any shares held by such Shareholders respectively or paying up in full unissued shares or debentures of the Company to be allotted and distributed credited as fully paid up to and amongst such Shareholders in the proportion aforesaid, or partly in the one way and partly in the other, and the Directors shall give effect to such resolution; Provided always that a share premium account and capital redemption reserve may only be applied in accordance with the provisions of the Law.

~~80.~~79.
Whenever such a resolution as aforesaid shall have been passed the Directors shall make all appropriations and applications of the undivided profits resolved to be capitalised thereby, and all allotments and issues of fully paid shares or debentures, if any, and generally shall do all acts and things required to give effect thereto, with full power to the Directors to make such provision by payment in cash or otherwise as they think fit for the case of shares or debentures becoming distributable in fractions.

NOTICES

~~81.~~80.
A notice may be given by the Company or by the persons entitled to give notice to any Shareholder personally by sending it by post, air courier, cable, facsimile transmission or telex to him to the address as shown in the Register. Any such notice shall be deemed to have been~~b~~ effected on the date the letter containing the same is posted as aforesaid, or sent by air courier, cable, facsimile transmission or telex.

19

~~82.~~81.
A notice may be given by the Company to the joint holders of a share by giving the notice to the joint holder named first in the Register of Members in respect of the share.

~~83.~~82.
A notice may be given by the Company to the persons entitled to a share in consequence of the death or bankruptcy of a Shareholder by sending it through the post in a prepaid letter addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt, or by any like description at the address, if any, supplied for the purpose by the persons claiming to be so entitled, or (until such address has been so supplied) by giving the notice in any manner in which the same might have been given if the death or bankruptcy had not occurred.

~~84.~~83.
Notice of every general meeting shall be given in some manner hereinbefore authorized to:-

(a)
all Shareholders who have supplied to the Company an address for the giving of notices to them; and

(b)
every person entitled to a share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

        No other person shall be entitled to receive notices of general meetings.

INDEMNITY 16

~~85.~~84.
(a) Every Director (including for the purposes of this Article any Alternate Director appointed pursuant to the provisions of these Articles), Managing Director, Secretary, Assistant Secretary, ~~and, at the discretion of the Board of Directors,~~ other officer, employee, and, at the discretion of the Board of Directors consultant, ~~employee~~ or agent, for the time being and from time to time of the Company and the personal representatives of the same shall be indemnified and secured harmless out of the assets and funds of the Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by him in or about the conduct of the Company's business or affairs or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by him in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere, provided, that no indemnification shall be available in the case of wilful default or fraud.

(b)
No such Director, Alternate Director, Managing Director, agent, Secretary, Assistant Secretary or other officer of the Company shall be liable (i) for the acts, receipts, neglects, defaults or omissions of any other such director or officer or agent of the Company or (ii) by reason of his having joined in any receipt for money not received by him personally or (iii) for any loss on account of defect of title to any property of the Company or (iv) on account of the insufficiency of any security in or upon which any money of the Company shall be invested or (v) for any loss incurred through any bank, broker or other agent or (vi) for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on his part or (vii) for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers authorities, or discretions of his office or in relation thereto, unless the same shall happen through his own dishonesty.

(c)
The Board of Directors may authorize the Company to purchase and maintain insurance on behalf of any person described in Section 84~~3~~(a), against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such~~e~~, whether or not the Company would have the power to indemnify him against such liability under the provisions of this Article 85.

20

NON-RECOGNITION OF TRUSTS

~~86.~~85.
No person shall be recognized by the Company as holding any shares upon any trust and the Company shall not be bound by or be compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any of its shares or any other rights in respect thereof except an absolute right to the entirety thereof in each Shareholder registered in the Company's Register of Members.

WINDING UP

~~87.~~86.
If the Company shall be wound up the liquidator may, with the sanction of an Ordinary Resolution of the Company divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different classes of Shareholders. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the contributories as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any shares or other securities whereon there is any liability.

AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION

~~88.~~87.
Subject to and insofar as permitted by the provisions of the Law, the Company may from time to time by Special Resolution alter or amend its Memorandum of Association or these Articles in whole or in part, provided however that an affirmative vote of the holders of a majority representing eighty per cent (80%) ~~in value~~ of the outstanding shares entitled to vote, voting together as a single class shall be required for any amendment to Articles 41(b) and 41(e) of these Articles to be effective.

REGISTRATION BY WAY OF CONTINUATION

~~89.~~88.
(a) The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing;

(b)
In furtherance of a resolution adopted pursuant to sub-clause (a) of this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

21

APEX SILVER MINES LIMITED

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 2, 2005

        The undersigned hereby appoints Keith R. Hulley or Jeffrey G. Clevenger, or either of them, as proxies with full power of substitution to vote all Ordinary Shares, par value $0.01 per share, of Apex Silver Mines Limited of record in the name of the undersigned at the close of business on April 21, 2005 at the Annual Meeting of Shareholders to be held in New York, New York on June 2, 2005, or at any postponements or adjournments, hereby revoking all former proxies.

(Continued and to be signed on reverse side.)

Please date, sign and mail your
proxy card as soon as possible!

Annual Meeting of Shareholders
APEX SILVER MINES LIMITED

June 2, 2005

logo ☒	Please mark your votes as in this example using dark ink only
		WITH AUTHORITY to vote for all nominees listed at right (except as marked to the contrary)	WITHHOLD AUTHORITY to vote for all nominees
1.	ELECTION OF DIRECTORS:	☐	☐	Nominees:	Ove Hoegh Keith R. Hulley Paul Soros
(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE WITHHELD NOMINEE'S NAME IN THE LIST AT RIGHT.)
2.	APPROVAL OF THE AMENDMENT TO THE MEMORANDUM OF ASSOCIATION TO INCREASE AUTHORIZED SHARE CAPITAL	☐ FOR	☐ AGAINST	☐ ABSTAIN
3.	APPROVAL OF THE AMENDMENT TO THE MEMORANDUM OF ASSOCIATION TO AUTHORIZE THE ISSUANCE OF "BLANK CHECK" PREFERENCE SHARES	☐ FOR	☐ AGAINST	☐ ABSTAIN
4.	APPROVAL OF THE AMENDMENT TO ARTICLE 18 OF THE ARTICLES OF ASSOCIATION	☐ FOR	☐ AGAINST	☐ ABSTAIN
5.	APPROVAL OF THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION	☐ FOR	☐ AGAINST	☐ ABSTAIN
6.	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS	☐ FOR	☐ AGAINST	☐ ABSTAIN
7.	IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON ANY OTHER MATTERS COMING BEFORE THE MEETING.

        THE ORDINARY SHARES REPRESENTED BY THE PROXY WILL BE VOTED ON PROPOSALS (1) THROUGH (7) IN ACCORDANCE WITH THE SPECIFICATION MADE AND "FOR" SUCH PROPOSALS IF THERE IS NO SPECIFICATION.

Dated:	(Signature)	(Signature)

        Note: Please sign name(s) exactly as shown above. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in the names of two or more persons, all should sign.

QuickLinks

APEX SILVER MINES LIMITED Walker House Mary Street George Town, Grand Cayman Cayman Islands, British West Indies
PROXY STATEMENT ANNUAL MEETING OF SHAREHOLDERS June 2, 2005
SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
CORPORATE GOVERNANCE
PROPOSAL NO. 1—ELECTION OF DIRECTORS
PROPOSAL NO. 2—PROPOSAL TO AMEND THE MEMORANDUM OF ASSOCIATION TO INCREASE AUTHORIZED SHARE CAPITAL
PROPOSAL NO. 3—PROPOSAL TO AMEND THE MEMORANDUM OF ASSOCIATION TO AUTHORIZE "BLANK CHECK" PREFERENCE SHARES
PROPOSAL NO. 4—SPECIAL RESOLUTION—AMENDMENT OF ARTICLE 18
PROPOSAL NO. 5.—SPECIAL RESOLUTION—APPROVAL OF THE AMENDED AND RESTATED MEMORANDUM AND ARTICLES OF ASSOCIATION
PROPOSAL NO. 6—RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
OTHER MATTERS
THE COMPANIES LAW ( 1995 REVISION AS AMENDED ) COMPANY LIMITED BY SHARES
MEMORANDUM AND ARTICLES OF ASSOCIATION OF APEX SILVER MINES LIMITED
THE COMPANIES LAW ( 1995 REVISION AS AMENDED ) COMPANY LIMITED BY SHARES
MEMORANDUM AND ARTICLES OF ASSOCIATION OF APEX SILVER MINES LIMITED
THE COMPANIES LAW ( 1995 REVISION AS AMENDED ) COMPANY LIMITED BY SHARES
ARTICLES OF ASSOCIATION OF APEX SILVER MINES LIMITED
SHARES
SHARE CERTIFICATES
FRACTIONAL SHARES
TRANSFER OF SHARES
ALTERATION OF CAPITAL
REDEMPTION AND PURCHASE OF OWN SHARES
CLOSING REGISTER OF MEMBERS OF FIXING RECORD DATE
GENERAL MEETINGS
NOTICE OF GENERAL MEETINGS
PROCEEDINGS AT GENERAL MEETINGS
VOTES OF SHAREHOLDERS
APEX SILVER MINES LIMITED
CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS
DIRECTORS
ALTERNATE DIRECTOR
APEX SILVER MINES LIMITED
POWERS AND DUTIES OF DIRECTORS
BORROWING POWERS OF DIRECTORS
THE SEAL
DISQUALIFICATION OF DIRECTORS
PROCEEDINGS OF DIRECTORS
DIVIDENDS
ACCOUNTS
CAPITALIZATION OF PROFITS
NOTICES
INDEMNITY 16
NON-RECOGNITION OF TRUSTS
WINDING UP
AMENDMENT OF MEMORANDUM AND ARTICLES OF ASSOCIATION
REGISTRATION BY WAY OF CONTINUATION